                                                                    EXHIBIT 10.4


                             CONTRACT OF ACQUISITION
                                 BY AND BETWEEN
                        WINDROSE MEDICAL PROPERTIES TRUST
                                    ("BUYER")
                                       AND
                          PARK MEDICAL ASSOCIATES, LLC
                                   ("SELLER")

                         DATED THE 7TH DAY OF MAY, 2002

                                TABLE OF CONTENTS

ARTICLE 1.     DEFINITIONS..................................................1
1.1      Definitions........................................................1

ARTICLE 2.     EARNEST MONEY................................................5
2.1      Earnest Money Deposit..............................................5
2.2      Disposition of Earnest Money.......................................6

ARTICLE 3.     CLOSING......................................................7
3.1      Closing............................................................7

ARTICLE 4.     CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS..............7
4.1      Conditions to the Buyer's Obligations to Close.....................7
4.2      Failure of Conditions to Buyer's Obligations.......................9

ARTICLE 5.     CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.................9
5.1      Conditions Precedent to Seller's Obligation to Close...............9
5.2      Failure of Conditions to Seller's Obligations.....................10

ARTICLE 6.     PROVISIONS WITH RESPECT TO CLOSING..........................10
6.1      Closing Costs.....................................................10
6.2      Apportionment of Taxes, Income and Expenses.......................10
6.3      Seller's Closing Deliverables.....................................11
6.4      Other Deliverables to Buyer.......................................12
6.5      Buyer's Closing Deliverables......................................12

ARTICLE 7.     INSPECTION PERIOD...........................................13
7.1      Inspection Period.................................................13
7.2      Preliminary Inspection Report.....................................13
7.3      Seller's Preliminary Inspection Report Reply......................14
7.4      Due Diligence Documentation.......................................15
7.5      Land Suitability Studies..........................................15
7.6      Inspection Rights and Obligations of Buyer........................15
7.7      Inspection Obligations of Seller..................................16
7.8      Governmental Authorities..........................................16
7.9      Utility and Other Service.........................................16
7.10     Audit Requirements................................................16

ARTICLE 8.     REPRESENTATIONS, WARRANTIES AND COVENANTS...................17
8.1      Representations and Warranties of Seller..........................17
8.2      Covenants of Seller...............................................24

ARTICLE 9.     REPRESENTATIONS AND WARRANTIES OF BUYER.....................25

ARTICLE 10.    DAMAGE, DESTRUCTION OR CONDEMNATION.........................26
10.1     Risk of Loss......................................................26
10.2     Condemnation......................................................27

ARTICLE 11.    DEFAULT.....................................................27
11.1     Default by Seller and Buyer's Remedies............................27
11.2     Default by Buyer and Seller's Remedies............................27

ARTICLE 12.    SURVIVAL AND INDEMNIFICATION................................28
12.1     Survival..........................................................28
12.2     Indemnification...................................................28

ARTICLE 13.    MISCELLANEOUS...............................................29
13.1     Right of Assignment...............................................29
13.2     Notices...........................................................29
13.3     Real Estate Agents................................................30
13.4     Time for Performance..............................................31
13.5     Entire Agreement..................................................31
13.6     Applicable Law....................................................31
13.7     Captions..........................................................31
13.8     Binding Effect....................................................31
13.9     Waiver of Conditions..............................................31
13.10    Multiple Counterpart Originals....................................31
13.11    Attorney's Fees...................................................31
13.12    Severability......................................................32
13.13    Construction of Agreement.........................................32
13.14    IRS Reporting Requirements........................................32
13.15    Calculation of Time...............................................32
13.16    No Recordation....................................................32
13.17    Material Consideration............................................32

EXHIBITS

EXHIBIT A         PROPERTY DESCRIPTION
EXHIBIT B         DUE DILIGENCE DOCUMENTS
EXHIBIT C         PRELIMINARY LEGAL DESCRIPTION OF LAND
EXHIBIT D         FORM OF ON-SITE MAINTENANCE AGREEMENT
EXHIBIT E         BILL OF SALE
EXHIBIT F         CERTIFICATE OF NON-FOREIGN STATUS
EXHIBIT G         SELLER'S CLOSING CERTIFICATE
EXHIBIT H         SELLER COUNSEL LEGAL OPINION
EXHIBIT I         ASSIGNMENT OF LEASES
EXHIBIT J         ESTOPPEL CERTIFICATE
EXHIBIT K         ASSIGNMENT OF BUSINESS CONTRACTS, WARRANTIES AND COLLATERAL
EXHIBIT L         BUYER'S CLOSING CERTIFICATE
EXHIBIT M         BUYER COUNSEL LEGAL OPINION

                             CONTRACT OF ACQUISITION

        THIS CONTRACT OF ACQUISITION (this "Agreement") for the acquisition of certain Property (as herein defined) is made and entered into by and between WINDROSE MEDICAL PROPERTIES TRUST, a Maryland REIT, and/or its assigns ("WINDROSE" or "BUYER"), and PARK MEDICAL ASSOCIATES, LLC, a North Carolina limited liability company ("SELLER").

                                    RECITALS

        WHEREAS, the parties hereto desire that the Seller shall transfer to Buyer and Buyer shall acquire, on the Closing Date (hereinafter defined), a fee simple interest in the Property (as defined herein and described on EXHIBIT A); all in accordance with the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

                             ARTICLE 1. DEFINITIONS

        1.1   DEFINITIONS.

              As used in this Agreement and any Exhibits, the terms listed below shall have the following meanings:

        1.1.1 "Affiliate" shall mean any Person which, directly or indirectly (including through one or more intermediaries), controls or is controlled by or is under common control with any other Person, including any subsidiary of a Person. For purposes of this definition and the definition of "Controlling Person" below, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. Without limiting the generality of the foregoing, when used with respect to any corporation, the term "Affiliate" shall also include (i) any Person which owns, directly or indirectly (including through one or more intermediaries), fifty percent (50%) or more of any class of security of such corporation, (ii) any subsidiary of such corporation and (iii) any subsidiary of a Person described in clause (i).

        1.1.2 "Appraisal" shall mean an MAI appraisal of the Real Property prepared for Buyer and reasonably acceptable to Buyer showing a value at least equal to the Acquisition Price for the Property.

        1.1.3 "Appurtenances" shall mean all rights, covenants, licenses, privileges, hereditaments and easements appurtenant to the Land, which are owned by Seller or required for the use of the Real Property as presently conducted, including, without limitation, all mineral, oil, gas and other hydrocarbon substances on and under the Land, as well as all development rights, air rights, water, water rights and water stock relating to the Land and any other easements, rights-of-way, rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue in, on, across, abutting or adjoining the Land and any strips and gores adjacent to or lying between the Land and any adjacent real property and any appurtenances used in connection with the beneficial use and enjoyment of the Land and all right, title and interest, if any, of the Seller in any land lying in the bed of any street opened or proposed in front of or adjoining the Real Property to the center line thereof.

        1.1.4 "Assessments" shall mean all levies or charges of every kind and nature, including, but not limited to, assessments for public improvements or benefits, for any easement or agreement maintained for the benefit of the Property, association fees, permits, inspection and license fees, general or special assessments, water, sewer and other utility levies and charges, ground rents or other rents, excise tax levies, and all other governmental charges of every kind and nature, whether general or special, ordinary or extraordinary, or foreseen or unforeseen, in connection with the Property.

        1.1.5 "Books and Records" shall mean all books and records of the Seller related to the ownership, development, leasing or operation of the Real Property, including, but not limited to, all equipment manuals and specifications, sales and leasing records, tax bills and records, current and historical accounting records, property employee records, inventory and depreciation schedules and correspondence relating to the Property. In lieu of original documents, Seller may provide true copies of any Books and Records. As used herein, "Books and Records" shall not include any proprietary materials of Seller or any books and records maintained by Seller with respect to any separate business operated by Seller.

        1.1.6 "Business Day(s)" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

        1.1.7 "Buyer's Intended Use" means the current use of the Property as a medical office building.

        1.1.8 "Claim" shall mean any obligation, liability, lien, loss, damage, cost, expense or claim, including, without limitation, any claim for damage to property or injury to or death of any person or persons.

        1.1.9 "Closing" shall mean the consummation of the transactions contemplated by this Agreement.

        1.1.10 "Closing Date" shall mean the actual day on which the transactions contemplated by this Agreement are closed with the transfer of title to the Property and delivery of the Acquisition Price.

        1.1.11 "Controlling Person" shall mean (i) any Person(s) which, directly or indirectly (including through one or more intermediaries), controls the subject Person and would be deemed an Affiliate of the subject Person, including any partners, shareholders, principals, members, trustees and/or beneficiaries of any such Person(s) to the extent the same control the subject Person and would be deemed an Affiliate of the subject Person, and (ii) any Person(s) which controls, directly or indirectly (including through one or more intermediaries), any other Controlling Person(s) and which would be deemed an Affiliate of any such Controlling Person(s).

        1.1.12 "Due Diligence Documentation" shall mean the information to be provided to Buyer by Seller pursuant to SECTION 7.4 and as set forth on EXHIBIT B.

        1.1.13 "Effective Date" shall mean the date on which this Agreement is signed and all changes initialed by Seller and Buyer and the Earnest Money has been deposited by Buyer pursuant to SECTION 2.1.

        1.1.14 "Encumbrance Documents" shall mean copies of each document listed as an exception to title in the Title Commitment.

        1.1.15 "Environmental Laws" shall mean any and all federal, state, municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or other legal requirement promulgated, in effect or pertaining to the indoor or outdoor environment, public health and safety, occupational health or safety or industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of any Hazardous Material, including the without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide, Rodenticide Act, and the Occupational Safety and Health Act and all state or federal laws governing underground storage tanks.

        1.1.16 "Environmental Reports" shall mean all Phase I environmental reports or other environmental reports (including those prepared by or for any Governmental Authority, insurance carrier, lender or prospective lender or prospective buyer) with respect to the Property and in the possession of Seller or reasonably available to Seller without material cost or expense.

        1.1.17 "Governmental Authorities" shall mean the United States, the state, county, parish, city and local political subdivisions in which the Real Property is located or any other private, charitable or quasi-governmental entity (including any board of fire underwriters) which exercise jurisdiction over the Real Property with respect to the Legal Requirements (as herein defined) or the construction or use of the Real Property including, but not limited all zoning, use, construction, occupancy, environmental, access requirements and medical licensing, permitting, certification, licensure or approval rights for all uses contemplated by Buyer or any Tenant Leases and any court administrator, agency, department, commission, board, bureau or instrumentality or any of them which exercise such jurisdiction over the Real Property or the Buyer's Intended Use of the Real Property.

        1.1.18 "Hazardous Materials" shall mean any substance, including without limitation, asbestos or any substance containing asbestos and deemed hazardous under any Environmental Laws, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, infectious wastes, biomedical and medical wastes, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic wastes, materials or substances under any Environmental Law.

        1.1.19 "Improvements" shall mean all improvements, structures and buildings including without limitation, Fixtures, landscaping, signage, parking lots and structures, roads, drainage systems, all utility structures (whether above or below ground), equipment systems and other infrastructure improvements, owned by Seller and located on the Real Property as of the Closing Date.

        1.1.20 "Land" means the Real Property insured by the Title Policy (as herein defined) subject to the Permitted Exceptions, together with all covenants, licenses, privileges and Appurtenances thereto belonging. The preliminary legal description of the Land is set forth on EXHIBIT C.

        1.1.21 "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws (including Environmental Laws), rules, policies, guidance, codes, orders, authorizations, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions affecting: (a) (i) the Real Property or the construction, use or alteration thereof; (ii) the Seller's interest in the Real Property prior to the Closing; and (iii) Seller's Personal Property or the use or alteration thereof, whether now in force or hereafter enacted prior to Closing; or (b) (i) that requires repairs, modifications or alterations in or to the Real Property, (ii) in any way Materially adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Material; or (iv) relate to all zoning, use, construction, occupancy, environmental, health and safety, industrial hygiene, access, disabled or handicapped persons and medical services requirements, licensing, permitting, certification, licensure or approval jurisdiction for the Real Property. Without limiting the foregoing, Legal Requirements shall include all covenants, agreements, charters, restrictions and encumbrances contained in any instruments, either of record or known to Seller, affecting the Property.

        1.1.22 "Licenses" shall mean all permits, licenses, approvals, authorizations, entitlements and other governmental and quasi-governmental authorizations (including, without limitation, certificates of occupancy), required in connection with the ownership, operation or maintenance of the Real Property; but specifically excluding any operating licenses held by Seller with respect to any separate business conducted by the Seller.

        1.1.23 "Material" and "Materially" shall mean a condition, noncompliance, defect or other fact which would: (a) cost, in the aggregate in excess of Fifty Thousand Dollars ($50,000.00), and, with respect to any single defect or fact, would cost in excess of Twenty five Thousand Dollars ($25,000.00), to correct, cure, repair or otherwise bring such condition into compliance; or (b) result in a loss to Buyer or a reduction in the value of any of the Property, in the aggregate, in excess of Fifty Thousand Dollars ($50,000.00), and, with respect to any single defect or fact, in excess of Twenty Five Thousand Dollars ($25,000.00); (c) prevents the uninterrupted use of the Real Property as presently used.

        1.1.24 "Parties" shall mean collectively Buyer and Seller. "Party" shall mean either Buyer or Seller, as applicable.

        1.1.25 "Permitted Exceptions" shall mean (a) only those title exceptions or defects (including all encumbrances, restrictive covenants, governmental zoning and use requirements or any other exception to free and unencumbered fee simple title and use of the Property) that have been approved in writing by Buyer in the Preliminary Inspection Report (as herein defined); (b) the Mortgage (as herein defined), if the Mortgagee consents to assumption of the Mortgage , and (c) liens, if any, for taxes, assessments and governmental charges not yet past due and payable or delinquent.

        1.1.26 "Person" shall mean any natural person, partnership, trust, estate, association, limited liability company, corporation, custodian, nominee, governmental instrumentality or agency, body politic or any other entity in its own or any representative capacity.

        1.1.27 "Personal Property" shall mean all Engineering and Inspection Materials, Intangible Property, furnishings, equipment, tools, machinery, appliances and all other tangible personal property (specifically excluding the Fixtures and Seller's Excluded Assets) which are owned by Seller and located on the Real Property on the Closing Date.

        1.1.28 "Property" shall mean collectively the Land, Improvements, Books and Records, Business Contracts, Collateral, Warranties the Personal Property, and the Tenant Leases (all as herein defined) and as may be further described on EXHIBIT A.

        1.1.29 "Real Property" shall mean the Land and the Improvements.

        1.1.30 "SEC" shall mean the Securities and Exchange Commission.

        1.1.31 "Seller Parties" means any Affiliate of Seller and any officers, directors, partners and employees of Seller or any Affiliate of Seller, and Diane Brackett Company, Inc., its officers, directors, shareholders, and employees.

        1.1.32 "Taxes" shall mean all federal, state and local governmental taxes, including, but not limited to real estate taxes, and transit or transit district taxes or assessments, ad valorem, franchise and excise taxes, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes of every kind or nature affecting the Property, (including any rental or similar taxes and license, building, occupancy, permit or similar fees levied in lieu of or in addition to general real or personal property taxes). Taxes shall not include any federal or state income tax, any income tax resulting from the sale or transfer of the Property by the Seller, or any inheritance, gift or estate taxes of Seller.

        1.1.33 "Tenant" shall mean any lessee under the Tenant Leases.

        1.1.34 "Tenant Leases" mean all leases, subleases, occupancy agreements, rental agreements (including lease or rental applications) that are currently in effect or executed by Seller which commence after the Effective Date and grant a possessory interest in any space in the Real Property or otherwise affect the Real Property.

        1.1.35 "Title Commitment" shall mean, with respect to the Property, a current commitment issued by the Title Company to Buyer pursuant to which the Title Company shall commit to issue the Title Policy to Buyer in accordance with the provisions of this Agreement, including such Endorsements (as herein defined) as may be reasonably requested by Buyer and subject only to the Permitted Exceptions all as set forth by Buyer in the Final Inspection Report. Any extended coverage, endorsements, modifications or amendments (collectively, the "Endorsements") to the Title Policy may be obtained by Buyer at Buyer's sole cost and expense.

        1.1.36 "Title Company" shall mean First American Title Company, its affiliates or such other title insurance company, chosen by Buyer, licensed in the state in which the Land is located.

        1.1.37 "Title Policy" shall mean a 1992 ALTA Owner's Policy of Title Insurance for the Real Property, together with such endorsements as may be reasonably requested by Buyer, issued by the Title Company, with a liability amount equal to the Acquisition Price, dated as of the Closing Date, insuring Buyer's fee simple title to the Real Property to be good and indefeasible, in accordance with the Title Commitment.

        1.1.38 "Windrose IPO" shall mean an initial public offering of shares of stock in Windrose, registered and offered to the public in accordance with the rules and regulations of the SEC and all state agencies having jurisdiction with respect to such offering.

                            ARTICLE 2. EARNEST MONEY

        2.1   EARNEST MONEY DEPOSIT.

              The sum of Fifty Thousand and No/100 Dollars ($50,000.00) (the "Earnest Money Deposit") shall be paid by Buyer (via wire transfer) to the Title Company within five (5) Business Days after the Effective Date. If Buyer fails to timely remit the Deposit within the time period provided, Seller may, at its option, terminate this Agreement by delivering written notice to Buyer. Buyer shall not undertake any inspection of the Property until Seller deposits the Earnest Money. If Seller delivers such a termination notice, this Agreement shall terminate and neither Seller nor Buyer shall have any further rights or obligations pursuant to this Agreement; provided, however, Buyer shall return all information supplied by Seller in the Schedules and Exhibits to this Agreement or, in the alternative, certify in writing to Seller that all such materials have been destroyed. The Earnest Money Deposit and any interest thereon are hereinafter referred to as "Earnest Money". The Title Company shall deposit the Earnest Money Deposit into an interest-bearing money market account maintained at a federally insured bank located in Charlotte, North Carolina, approved by Buyer and Seller. All interest earned shall be reported to the Internal Revenue Service as the income of Buyer. The Buyer shall promptly execute such documents as the Title Company may reasonably request in order to properly report such income. Such account shall have no penalty for early withdrawal and Buyer accepts all risks with regard to the account, specifically including the risk of closure of such bank by state and/or federal regulators, and all losses occasioned thereby. If the transaction contemplated hereby is consummated in accordance with the terms and provisions hereof, the Earnest Money shall be paid, at the option of the Buyer, (a) to Seller and credited against the Acquisition Price; or (b) returned to Buyer. If the transaction is not so consummated, the Earnest Money shall be held and delivered by the Title Company as hereinafter provided.

        2.2   DISPOSITION OF EARNEST MONEY.

        2.2.1 TERMINATION DURING INSPECTION PERIOD. In the event of a termination of this Agreement by either Seller or Buyer during the Inspection Period (as herein defined), such Party terminating the Agreement shall send a copy of such termination to the Title Company and the Title Company shall deliver the Earnest Money to Buyer upon receipt by the Title Company of written certification by Buyer to Seller that Buyer has returned to Seller (i) all Due Diligence Documentation; and (b) all information provided by Seller as part of the Schedules and Exhibits to this Agreement; or, in the alternative, certifies to the Seller that all such materials have been destroyed. A copy of Buyer's certification shall be delivered to Seller.

        2.2.2 TERMINATION AFTER INSPECTION PERIOD BY BUYER. In the event of a termination of this Agreement by Buyer pursuant to SECTION 4.2 or SECTION 11.1, Buyer shall send a copy of such termination to the Title Company with Buyer's written certification to Seller that Buyer has returned to Seller (i) all Due Diligence Documentation; and (b) all information provided by Seller as part of the Schedules and Exhibits to this Agreement; or, in the alternative, certifies to Seller that all such materials have been destroyed. A copy of Buyer's notice shall be delivered to Seller. The Title Company shall deliver the Earnest Money to Buyer on the tenth (10th) Business Day following delivery of such notice from Buyer unless before said tenth (10th) Business Day after delivery of Buyer's notice the Seller delivers to the Title Company written notice that it disputes the right of the Buyer to receive the Earnest Money. In such event the Title Company shall interplead the Earnest Money into a court of competent jurisdiction in Mecklenburg County, North Carolina. All attorneys' fees and costs and Title Company's costs and expenses incurred in connection with such interpleader shall be assessed against the Party which is not awarded the Earnest Money or if the Earnest Money is distributed in part to both parties, then in inverse proportion of such distribution. Notwithstanding the foregoing, in the event the termination by Buyer is as a result solely of the failure of the closing and funding of the Windrose IPO as set forth in SECTION 4.1.13, then Buyer shall have the right to terminate this Agreement, but the Earnest Money shall be paid to Seller.

        2.2.3 TERMINATION AFTER INSPECTION PERIOD BY SELLER. In the event of a termination of this Agreement by Seller pursuant to SECTION 11.2, Seller shall send a copy of such termination to the Title Company. A copy of Seller's notice shall be delivered to Buyer. The Title Company shall deliver the Earnest Money to Seller on the tenth (10th) Business Day following delivery of such notice from Seller unless before said tenth (10th) Business Day after delivery of Seller's notice the Buyer delivers to the Title Company written notice that it disputes the right of the Seller to receive the Earnest Money. In such event the Title Company shall interplead the Earnest Money into a court of competent jurisdiction in Mecklenburg County, North Carolina. All attorneys' fees and costs and Title Company's costs and expenses incurred in connection with such interpleader shall be assessed against the Party which is not awarded the Earnest Money or if the Earnest Money is distributed in part to both parties, then in inverse proportion of such distribution.

                               ARTICLE 3. CLOSING

        3.1   CLOSING.

              Subject to satisfaction of all conditions precedent to Buyer's and Seller's obligations to purchase and sell the Property, in accordance with the terms and conditions of this Agreement, the Closing shall occur on the earlier of August 30, 2002 or fifteen (15) days following the funding of the Windrose IPO. The Closing shall be held at the offices of Seller's counsel or at such location as may otherwise be agreed upon by the Parties. Neither Party shall be obligated to attend Closing and may submit the documents required of it by mail, Federal Express, or other delivery service.

           ARTICLE 4. CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS

        4.1   CONDITIONS TO THE BUYER'S OBLIGATIONS TO CLOSE.

              The obligations of Buyer to purchase the Property and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, prior to or at the Closing, of each of the following conditions.

        4.1.1 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of Seller set forth in ARTICLE 8 and in any certificates delivered pursuant hereto shall be true at all times prior to and as of the Closing.

        4.1.2 COMPLIANCE WITH AGREEMENTS. Seller shall have performed and complied with all of the covenants, agreements and conditions to be performed and complied with by Seller prior to or at the Closing.

        4.1.3 STATUS OF SELLER. Seller shall not be in receivership or have made any assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed or had filed against it either a petition in voluntary bankruptcy or a petition seeking reorganization under the federal bankruptcy law or any other similar law or statute of the United States or any state, which remains outstanding as of the Closing Date.

        4.1.4 MATERIAL CHANGES. No Material change shall have occurred with respect to the condition, financial or otherwise, of the Property or Seller. There shall have been no Material damage to the Property which shall interfere with the operation of the Property nor shall any condemnation or eminent domain proceedings be pending with respect thereto.

        4.1.5 TRANSFER OF PROPERTY. Seller shall sell, convey, assign, transfer and deliver to Buyer (i) marketable and indefeasible fee simple interest in all the Land and Improvements, subject only to the Permitted Exceptions, and (ii) good, marketable and unencumbered title to the Property (other than the Land and Improvements), subject only to the Permitted Exceptions.

        4.1.6 CONVEYANCE OF LAND AND IMPROVEMENTS. The Deed or other conveyance of the Land and Improvements shall be sufficient to convey good and marketable fee simple title in form and substance required to cause the Title Company to issue the Title Policy in accordance with the Title Commitment, subject only to the Permitted Exceptions and shall be duly executed (and where required by law, witnessed by the appropriate number of witnesses) and acknowledged and delivered to Buyer in recordable form. Such Deed or other conveyance shall include the appropriate state and/or county real estate transfer tax declaration, certificate of real estate value or other affidavit required to be completed under the Legal Requirements. In addition, the conveyance to Buyer of the Real Property shall include all right, title and interest of the Seller in and to any Appurtenances. The Seller will execute or obtain and deliver to Buyer, on the applicable Closing Date on demand, all proper instruments for the conveyance of such title.

        4.1.7 COMPLIANCE WITH GOVERNMENTAL AUTHORITIES. The Property shall be conveyed to Buyer free of all Material violations of applicable law or municipal ordinances or of any rule or regulation of any federal, state, or local Governmental Authority having jurisdiction over the Property or the use thereof for the business presently conducted thereon. The zoning ordinance, general plan and all other land use regulations of the cognizant municipal jurisdiction and all private covenants, conditions and restrictions, if any, affecting the Property shall permit the transfer and use of the Property (and reconstruction and resumption of use of the Property in the event of damage or destruction thereof or cessation of use thereof) for the business presently conducted thereon as a matter of right, for an unlimited time period, and specifically not merely as a legal non-conforming use or any other status which would by its terms or by operation of law limit the duration of such use or the right to rebuild and resume use of the Property for the business presently conducted thereon in the event of damage, destruction or cessation of use of the Property for any reason.

        4.1.8 HAZARDOUS MATERIALS. The Property shall be conveyed free of asbestos and other Hazardous Materials except such Hazardous Materials as are normally present in facilities of the type of presently operated in the Property provided such Hazardous Materials are being handled, stored, treated and disposed of in accordance with all Environmental Laws.

        4.1.9 ASSUMPTION OF MORTGAGE. The Mortgagee shall consent to the assumption by Buyer of the Mortgage at the balance of the Mortgage as of the Closing as shown by the amortization table attached hereto as SCHEDULE 8.1.22 upon terms and conditions reasonably acceptable to Buyer and upon the current terms and conditions of the Mortgage, subject only to a 1% assumption fee and other costs not to exceed $15,000. Buyer shall not be obligated as a condition of such assumption to cause the Mortgagee to release or return any guarantees, indemnification agreements or deposits made by Seller or Seller's Parties or any other person.

        4.1.10 DELIVERY OF CLOSING DOCUMENTS. Buyer shall have received all of the deliverables to be delivered to Buyer at Closing as set forth in SECTION 6.3 and SECTION 6.4 in form and substance reasonably acceptable to Buyer and Buyer's counsel.

        4.1.11 MEDICARE AND MEDICAID COMPLIANCE. In the event that any of the Tenants use of the Property, as a result of the type of medical services provided by such tenants, are, under applicable Legal Requirements, required to have a certificate of need or other similar license or other Governmental Approval (including, but not limited to approval to receive reimbursements from the Medicare and Medicaid Programs for covered health care services), then Buyer shall have received evidence reasonably satisfactory to it that such Tenants, if any, are duly licensed.

        4.1.12 THIRD PARTY APPROVALS. All necessary approvals and consents of third parties to the validity, enforceability and effectiveness of the transactions contemplated hereby have been obtained.

        4.1.13 WINDROSE IPO. The Windrose IPO shall be closed and funded.

        4.1.14 FINAL INSPECTION REPORT. Seller's compliance with and satisfaction of all remedies, actions and requirements of Seller as set forth in the Final Inspection Report (as herein defined).

        4.2   FAILURE OF CONDITIONS TO BUYER'S OBLIGATIONS.

              In the event any one or more of the conditions to Buyer's obligations to close on the transactions contemplated hereunder are not completely satisfied prior to or as of the Closing, Buyer, at Buyer's option and provided Buyer is not in default of its obligations hereunder, may: (a) terminate this Agreement by giving written notice of termination to Seller and the Parties shall have no further obligation to each other under this Agreement, other than the Buyer's Inspection Obligations (defined in SECTION 7.6), which shall continue until fully performed, and the Earnest Money shall be returned to Buyer; or (b) proceed to Closing. Provided, however, if the only condition to Buyer's obligation to close on the transactions that remains unsatisfied as of the Closing, is the closing and funding of the Windrose IPO as set forth in
SECTION 4.1.13, then Buyer shall have the right to terminate this Agreement, but the Earnest Money shall be paid to Seller.

            ARTICLE 5. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

        5.1   CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE.

              The obligations of Seller to sell the Property and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, prior to or at the Closing, of each of the following conditions.

        5.1.1 PAYMENT OF ACQUISITION PRICE. At Closing, Buyer shall pay to Seller the Acquisition Price (as herein defined). For purposes of this Agreement, the Acquisition Price shall mean the total consideration to be paid by Buyer to Seller at Closing for the Property, subject to the terms and conditions of this Agreement. The Acquisition Price shall be an amount equal to Five Million, Eight Hundred, and Fifty Thousand Dollars ($5,850,000) adjusted as set forth herein. The Acquisition Price shall be paid as follows: (a) assumption of that certain Mortgage (as herein defined) subject to the limitations set forth in SECTION 4.1.9; and (b) the balance payable to Seller in cash, wired funds or a certified or cashier's check payable to the order of the Seller representing the cash portion of the Acquisition Price, adjusted for the prorations and adjustments provided for herein.

        5.1.2 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of Buyer set forth in ARTICLE 9 and in any certificates delivered pursuant hereto shall be true at all times prior to and as of the Closing.

        5.1.3 COMPLIANCE WITH AGREEMENTS. Buyer shall have performed and complied with all of the covenants, agreements and conditions to be performed and complied with by Buyer prior to or as of the Closing.

        5.1.4 STATUS OF BUYER. Neither Buyer, nor any Affiliate of Buyer, shall be in receivership or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed or had filed against it either a petition in voluntary bankruptcy or a petition seeking reorganization under the federal bankruptcy law or any other similar law or statute of the United States or any state, which remains outstanding as of the Closing Date.

        5.1.5 DELIVERY OF CLOSING DOCUMENTS. Seller shall have received all of the deliverables to be delivered to Seller at Closing as set forth in SECTION
6.5 in form and substance reasonably acceptable to Seller and Seller's counsel.

        5.1.6 ON-SITE MAINTENANCE AGREEMENT. Buyer shall have entered into the On-Site Maintenance Agreement with the Diane Brackett Company, Inc.

        5.1.7 THIRD PARTY APPROVALS. All necessary approvals and consents of third parties to the validity, enforceability and effectiveness of the transactions contemplated hereby have been obtained.

        5.1.8 FINAL INSPECTION REPORT. Buyer's compliance with and satisfaction of all remedies, actions and requirements of Buyer as set forth in the Final Inspection Report (as herein defined).

        5.2   FAILURE OF CONDITIONS TO SELLER'S OBLIGATIONS.

              In the event all of the conditions precedent to Buyer's obligations to close have been satisfied and Seller is not in default of its obligations hereunder and any one or more of the conditions to Seller's obligation to close on the transaction contemplated hereunder are not completely satisfied prior to or as of the Closing, Seller, at Seller's option, may: (a) terminate this Agreement by giving written notice of termination to Buyer and the Parties shall have no further obligation to each other under this Agreement, other than the Buyer's Inspection Obligations (defined in SECTION 7.6), which shall continue until fully performed, and the Earnest Money shall be paid to Seller (provided, however the Earnest Money shall be returned to Buyer if the conditions set forth in SECTIONS 5.1.6 or 5.1.7 are not satisfied ); or (b) proceed to Closing.

              In the event Seller is not in default of its obligations hereunder and any one or more of the conditions to Seller's obligation to close on the transaction contemplated hereunder are not completely satisfied prior to or as of the Closing, Seller, at Seller's option, may: (a) terminate this Agreement by giving written notice of termination to Buyer and the Parties shall have no further obligation to each other under this Agreement, other than the Buyer's Inspection Obligations (defined in SECTION 7.6), which shall continue until fully performed, and the Earnest Money shall be paid to Buyer; or (b) proceed to Closing.

                 ARTICLE 6. PROVISIONS WITH RESPECT TO CLOSING

        6.1   CLOSING COSTS.

              Seller and Buyer shall each pay one-half of any escrow fee or similar fee charged by Title Company for acting as escrow agent. Seller shall pay all documentary fees, transfer taxes or similar fees or taxes relating to the conveyance of the Property. Buyer shall pay (i) the cost of all Land Suitability Studies and inspections of the Property conducted by Buyer; (ii) the cost of the Title Policy and any endorsements thereto, (iii) the cost of the Audit; (iv) the cost of the Survey or any update of the Survey, (v) all costs (subject to the limitations set forth in SECTION 4.1.9) associated with Buyer's assumption of the Mortgage, and (vi) all recording and filing charges in connection with the recording of the Deed. Each party shall pay its own attorneys' fees and expenses, except as otherwise provided in this Agreement.

        6.2   APPORTIONMENT OF TAXES, INCOME AND EXPENSES.

              The Parties agree that all (i) Taxes and Assessments for the period ending as of 12:01 a.m. on the Closing Date, and (ii) all expenses related to the operation of the Property (the "Property Expenses") for the period ending as of 12:01 a.m. on the Closing Date shall be paid by Seller on the Closing Date. The Parties further agree that the Seller shall be entitled to retain all income derived from the Tenant Leases (including, without limitation, rents and operating expense reimbursements) (the "Property Income") for the period ending as of 12:01 a.m. on the Closing Date. The Parties further agree that Buyer shall pay all (i) Taxes and Assessments for the period after 12:01 a.m. on the Closing Date, and (ii) all Property Expenses for the period after 12:01 a.m. on the Closing Date. The Parties further agree that Buyer shall be entitled to receive all Property Income for the period after 12:01 a.m. on the Closing Date. At the Closing, all Taxes, Assessments, Property Income, and Property Expenses that are for the period that begins before Closing and ends after Closing shall be prorated and accounted for between Seller and Buyer as of 12:01 a.m. on the Closing Date based on, in the case of the Taxes and Assessments, the latest mileage rate and assessment available, and in the case of the Property Income and Property Expenses, the provisions of the Tenant Leases, the Books and Records, and reasonable estimates of the Property Expenses for the year based upon historical data prepared in accordance with generally accepted accounting principals on an accrual basis. The proration of Property Income and Property Expenses shall be prepared by Buyer's certified public accountants and provided to Seller at least ten (10) days prior to Closing. Should any part of such proration be inaccurate or in error based on the actual bills when received, the adversely-affected Party shall receive from the other Party without prior demand, a reimbursement from the other Party correcting such proration. All prorations shall be credited to the appropriate Party at the Closing. All refundable, non-applied Collateral collected by Seller or held by Seller or others for the benefit of the Seller for existing Tenant Leases shall be delivered to Buyer at the Closing. All insurance deposits held by the Mortgagee shall be returned to Seller or credited to Seller at Closing if retained by the Mortgagee for the benefit of Buyer. In addition, Seller shall receive credit, at Closing, for any tax escrows held by the Mortgagee that remain with the Mortgagee and are applied to the Taxes prorated in accordance with this Section, but not tax escrows applied to back taxes. All remaining Collateral held by Mortgagee shall be credited at Closing in accordance with the Final Inspection Report as agreed upon by Buyer and Seller. The provisions of this Section shall survive the Closing.

        6.3   SELLER'S CLOSING DELIVERABLES.

              At the Closing and as a condition of Closing (unless required to be delivered earlier), Seller shall deliver to the Buyer, the following:

        6.3.1 The Bill of Sale substantially in the form attached as EXHIBIT E and sufficient to transfer to Buyer the Personal Property duly executed, acknowledged and delivered by Seller;

        6.3.2 The Certificate of Non-Foreign Status substantially in the form attached hereto as EXHIBIT F, addressed to Buyer duly executed, acknowledged and delivered by Seller;

        6.3.3 The Seller's Closing Certificate, substantially in the form of EXHIBIT G wherein Seller shall certify that the representations and warranties of Seller in this Agreement are true and correct as of the Closing Date duly executed, acknowledged and delivered by Seller;

        6.3.4 The Deed duly executed, acknowledged and delivered by Seller. For purposes of this Agreement, "Deed" shall mean a special warranty deed containing a warranty of title from Seller against claims arising by, through or under Seller, but not otherwise and complying with Legal Requirements of the state where the Land is located executed by Seller, as grantor, to Buyer, as grantee, which transfers fee simple title to the Land and Improvements to Buyer, subject only to the Permitted Exceptions. The Deed shall be reasonably acceptable to the Title Company and Buyer's Counsel.

        6.3.5 Possession of the Property, free and clear of any rights of use or occupancy, except the Permitted Exceptions and the Tenant Leases;

        6.3.6 An opinion of Seller's counsel, dated as of the Closing Date, substantially in the form of EXHIBIT G attached hereto;

        6.3.7 The Assignment of Leases substantially in the form set forth on
EXHIBIT I attached hereto duly executed, acknowledged and delivered by Seller;

        6.3.8 An Estoppel Certificate substantially in the form set forth on EXHIBIT J attached hereto for each of the Tenants duly executed, acknowledged and delivered by Seller for each Tenant;

        6.3.9 The Assignment of Business Contracts substantially in the form set forth on EXHIBIT K attached hereto duly executed, acknowledged and delivered by Seller;

        6.3.10 Except for such agreements consented to by Buyer as set forth in the Final Inspection Report, receipt by Buyer of evidence reasonably satisfactory to Buyer that all agreements as set forth in SECTION 8.1.12 have been terminated and are of no further force or effect;

        6.3.11 An affidavit and indemnity agreement in form and substance as the Title Company shall require in order to omit from the Title Policy all exceptions for mechanic's, materialmen's or similar liens.

        6.3.12 All keys, combinations, codes and security information to all locks and security systems on the Property in Seller's possession;

        6.3.13 Any transfer declarations or disclosure documents, duly executed by the appropriate Parties, required by any state, county or municipal agency in connection with the recordation of the Deed;

        6.3.14 Such instruments or documents as are reasonably required by Buyer or the Title Company (including, without limitation, corporate resolutions and certificates of incumbency) to evidence the authority of Seller and of the Persons executing the various documents on behalf of Seller, to enter into this Agreement and to consummate the transactions contemplated herein;

        6.3.15 Such other documents as are reasonably required by Buyer to carry out the terms of this Agreement; and

        6.3.16 A settlement statement setting forth all of the economics of the transactions provided for in this Agreement (the "Settlement Statement") duly executed, acknowledged and delivered by Seller.

        6.4   OTHER DELIVERABLES TO BUYER.

              At the Closing and as a condition of Closing (unless received earlier), Buyer shall receive the following:

        6.4.1 The On-Site Maintenance Agreement substantially in the form attached hereto as EXHIBIT D (the "On-Site Maintenance Agreement") duly executed and delivered by Diane Brackett Company, Inc.;

        6.4.2 All documents with respect to the assumption of the Mortgage in form and substance, reasonably acceptable to the Buyer, duly executed and delivered by the Mortgagee; and,

        6.4.3 All Materially necessary approvals and consents of third parties to the validity and effectiveness of the transactions contemplated hereby.

        6.5   BUYER'S CLOSING DELIVERABLES.

              At the Closing and as a condition of Closing, Buyer shall deliver to the Seller or Diane Brackett Company, Inc., as applicable, the following:

        6.5.1 Cash, wired funds or a certified or cashier's check payable to the order of the Seller representing the cash portion of the Acquisition Price, adjusted for the prorations and adjustments provided for herein;

        6.5.2 Such instruments as are reasonably required by Seller or the Title Company (including, without limitation, corporate resolutions and certificates of incumbency) to evidence the authority of Buyer and the Persons executing the various documents on behalf of Buyer, to consummate the transactions contemplated in this Agreement and to execute and deliver the closing documents to be delivered by Buyer;

        6.5.3 The Buyer's Closing Certificate, substantially in the form of EXHIBIT L wherein Buyer shall certify that the representations and warranties of Buyer in this Agreement are true and correct as of the Closing Date duly executed, acknowledged and delivered by Buyer;

        6.5.4 An opinion of Buyer's counsel, dated as of the Closing Date, substantially in the form of EXHIBIT M attached hereto;

        6.5.5 The Assignment of Leases duly executed, acknowledged and delivered by Buyer;

        6.5.6 Any transfer declarations or disclosure documents, if any required to be executed by Buyer, duly executed by Buyer, required by any state, county or municipal agency in connection with the recordation of the Deed;

        6.5.7 The On-Site Maintenance Agreement duly executed and delivered by Buyer to Diane Brackett Company, Inc.;

        6.5.8 The Settlement Statement duly executed, acknowledged and delivered by Buyer; and

        6.5.9 Such other documents as are reasonably required by Seller to carry out the terms of this Agreement.

                          ARTICLE 7. INSPECTION PERIOD

        7.1   INSPECTION PERIOD.

              The Inspection Period shall begin on the day Buyer deposits the Earnest Money in accordance with SECTION 2.1 and shall end on the date that the Parties execute the Final Inspection Report. During the Inspection Period, Buyer will, as it deems appropriate: (i) acquire such Land Suitability Studies (as herein defined); (ii) conduct physical inspections, examinations and tests of the Property; (iii) examine the Books and Records of the Seller applicable to the Property, including, but not limited to the Tenant Leases, the Mortgage, depreciation schedules, tax returns, capital budgets and other accounting, tax and operational information; (iv) review the current and future state of utilities and other services to the Property; (v) review current governmental approvals; (vi) if required by Buyer, conduct an Audit (as herein defined) of Seller and the Property; (vii) perform such other due diligence activities as reasonably determined by Buyer. Buyer agrees that it will use its good faith efforts, subject to the provisions of this ARTICLE 7, to notify Seller during the course of the Inspection Period of any matters which come to the attention of Buyer that Buyer reasonably anticipates including in its Preliminary Inspection Report (as herein defined). Seller acknowledges and agrees that it will use its good faith efforts, subject to the provisions of this ARTICLE 7, to cooperate with Buyer in its efforts to conduct a complete and thorough due diligence review of the Property.

        7.2   PRELIMINARY INSPECTION REPORT.

              On or before June 20, 2002, Buyer shall deliver to Seller, in writing, either its Preliminary Inspection Report (as herein defined) or notice that it elects to terminate this Agreement. Buyer's failure to deliver the Preliminary Inspection Report or Buyer's election to terminate this Agreement to Seller on or before June 20, 2002 shall be an event of default by Buyer. In the event Buyer elects to terminate this Agreement, such termination shall be subject to the provisions of SECTION 2.2.1.

For purposes of this Agreement, the Preliminary Inspection Report shall mean Buyer's written report to Seller setting forth and including the following:

        7.2.1 A copy of the Title Commitment from the Title Company with all endorsements reasonably required by Buyer and agreed to by the Title Company. The Title Commitment shall be marked and/or accompanied with a statement setting forth the Permitted Exceptions, the exceptions to title that are not acceptable to Buyer, the additional requirements to be satisfied for the issuance of the Title Policy in accordance with the Title Commitment or any additional reasonable requirements of Buyer with respect to title, the Title Policy, the Deed or any other documents of conveyance of the Property.

        7.2.2 A copy of the Survey with a statement by Buyer of such items, including any certificate deficiencies that are reasonably unacceptable to Buyer and require additional action or impose additional requirements on Seller.

        7.2.3 An analysis of the operational and physical condition of the Property with a statement of any items that are reasonably unacceptable to Buyer and require additional action or impose additional requirements on Seller.

        7.2.4 An analysis of the Collateral and Buyer's estimate of reasonable reserves for repairs and replacements and other reserves, including the Buyer's suggested disposition of all deposits and reserves held by the Mortgagee.

        7.2.5 Such other matters that have been made known to Buyer during the Inspection Period that Buyer reasonably determines require additional action or impose additional requirements on Seller.

        7.2.6 In all matters submitted, where additional action or additional requirements are required by the Preliminary Inspection Report, Buyer shall provide its recommended action or requirement that it reasonably believes will resolve Buyer's objections.

        7.2.7 Notwithstanding that the Inspection Period terminates upon the earlier of the termination of this Agreement or the Parties execution of the Final Inspection Report, if Buyer delivers a Preliminary Inspection Report to Seller rather than terminating this Agreement, in no event shall Buyer be permitted to revise or supplement its Preliminary Inspection Report or add additional inspection issues to the Final Inspection Report, except as agree to by Seller.

        7.3   SELLER'S PRELIMINARY INSPECTION REPORT REPLY.

              Within ten (10) days after Seller's receipt of Buyer's Preliminary Inspection Report, Seller shall deliver to Buyer, in writing, either its Preliminary Inspection Report Reply (as herein defined) or notice that it elects to terminate this Agreement. Seller's failure to deliver the Preliminary Inspection Report Reply or Seller's election to terminate this Agreement to Buyer within said ten (10) day period shall be an event of default by Seller. In the event Seller elects to terminate this Agreement, such termination shall be subject to the provisions of SECTION 2.2.1. For purposes of this Agreement, the Preliminary Inspection Report shall mean Seller's written report to Buyer setting forth Seller's response to each objection and suggested recommended action or requirement of Seller set forth in the Preliminary Inspection Report. Within five (5) days after Buyer's receipt of Seller's Preliminary Inspection Report Response, Buyer shall notify Seller in writing that it (i) accepts Seller's Preliminary Inspection Report Reply; or, (ii) requests a meeting with Seller to resolve any remaining matters set forth in the Preliminary Inspection Report and the Preliminary Inspection Report Response. Such meeting shall be held either by telephonic means or at such place as mutually agreeable to the Parties at such time within two (2) days following such request as mutually agreed to by the Parties. Buyer's failure to (i) deliver it's acceptance of Seller's Preliminary Inspection Report Reply, or (ii) call for a meeting within said five (5) day period shall be an event of default by Buyer. At such meeting, the Parties shall either resolve such matters or either Party may elect to terminate this Agreement in which event such termination shall be subject to the provisions of SECTION 2.2.1. In the event the Parties resolve all matters subject to the Preliminary Inspection Report, such resolution, including all further required action or requirements of Seller or Buyer, if any, shall be set forth in writing as the Final Inspection Report. The Inspection Period shall end on the date of the Final Inspection Report unless sooner ended as a result of a termination of this Agreement. Each Party's compliance with the Final Inspection Report shall be a condition precedent to Closing for the other Party.

        7.4   DUE DILIGENCE DOCUMENTATION.

              Within ten (10) days after the Effective Date, Seller shall deliver to Buyer for review the Due Diligence Documentation. For purposes of this Agreement Due Diligence Documentation shall mean the items set forth on EXHIBIT B.

              BUYER ACKNOWLEDGES AND AGREES THAT THE DUE DILIGENCE DOCUMENTATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY, AND THAT NEITHER SELLER, NOR ITS AFFILIATES, NOR THE PERSON OR COMPANY WHICH PREPARED ANY OF THE DUE DILIGENCE DOCUMENTATION (COLLECTIVELY, THE "AUTHOR") HAVE MADE OR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF THE DUE DILIGENCE DOCUMENTATION. BUYER AGREES THAT NEITHER SELLER, NOR ITS AFFILIATES, NOR ANY AUTHOR, NOR ANY OTHER PERSON, WILL HAVE ANY LIABILITY TO BUYER OR ANY OF BUYER'S CONTRACTORS RESULTING FROM THE USE OF THE DUE DILIGENCE DOCUMENTATION. BUYER FURTHER AGREES THAT BUYER AND BUYER'S CONTRACTORS SHALL INDEPENDENTLY INSPECT AND INVESTIGATE THE PROPERTY AND VERIFY SUCH INFORMATION WITH RESPECT TO THE PROPERTY AS SAID PARTIES DEEM NECESSARY OR DESIRABLE TO FULLY EVALUATE THE PROPOSED TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THE PHYSICAL CONDITION AND ECONOMIC STATUS OF THE PROPERTY. BUYER SHALL NOTIFY ANY OF BUYER'S CONTRACTORS OF THE PROVISIONS OF THIS PARAGRAPH BEFORE DELIVERING ANY OF THE DUE DILIGENCE DOCUMENTATION TO ANY OF THEM.

        7.5   LAND SUITABILITY STUDIES.

              For purposes of this Agreement, Land Suitability Studies shall mean Buyer's Audit, Appraisal, Engineering Studies, Survey, Title Commitment, Encumbrance Documents, Environmental Reports, Pest Control Report, UCC Search Reports, and such other information, reports, inspections and studies commissioned by Buyer for its approval of the purchase of the Property.

        7.6   INSPECTION RIGHTS AND OBLIGATIONS OF BUYER.

        7.6.1 Buyer and its authorized agents or representatives (collectively, "Buyer's Contractors") shall have the right to enter onto the Real Property at reasonable times during normal business hours (or such other times as Seller may agree to in writing) to make physical inspections thereof and to conduct such other inspections and tests, as Buyer deems appropriate in accordance with this Section. Buyer shall not enter upon the Property without the consent of Seller which shall not unreasonably withheld or delayed. Buyer and Buyer's Contractors shall: (i) not unreasonably interfere with the operation and maintenance of the Real Property; (ii) not damage any part of the Property; (iii) not injure or otherwise cause bodily harm to Seller, its agents, contractors and employees or any Tenant, its agents, contractors and employees; (iv) not unreasonably interfere with any activities conducted on the Real Property by any Tenant. During the Inspection Period, Buyer shall maintain general liability (occurrence) insurance in terms and amounts as set forth on SCHEDULE 7.6.1 covering any accident arising in connection with the presence of Buyer or Buyer's Contractors on the Real Property. Buyer shall not perform any physical or structural tests without the written consent of Seller which consent shall not be unreasonably withheld or delayed. Seller reserves the right for itself and its representatives to be present for any inspection or test. Buyer shall not permit any liens to attach to the Property by reason of the exercise of its rights hereunder. In the event any soil or other tests conducted by Buyer affect the Property, Buyer shall restore the Property to substantially the same condition in which the same was found before any tests were undertaken.

        7.6.2 Buyer agrees to indemnify and hold Seller and Seller Parties harmless from and against any and all liens, claims, causes of action, damages and expenses (including reasonable attorneys' fees) asserted against or incurred by Seller or Seller Parties arising out of any violation of the provisions of this Section.

        7.6.3 The obligations of Buyer created pursuant to this SECTION 7.6 are called "Buyer's Inspection Obligations", and, notwithstanding any other provision in this Agreement to the contrary, shall survive the Closing or any termination of this Agreement until fully performed.

        7.7   INSPECTION OBLIGATIONS OF SELLER.

              Seller shall, in accordance with the provisions of this Section afford Buyer and Buyer's Contractors reasonable access to Tenants, as coordinated through Seller, and afford the officers, attorneys, accountants, or other authorized representatives of Buyer access during normal business hours to all its Books and Records related to consummation of the transactions contemplated by this Agreement in order to afford Buyer such opportunity of inspection, review, examination, and investigation as Buyer shall desire to make of the affairs related to the Property and Buyer shall (at Buyer's expense) be permitted to make extracts from, and take copies of, such books, records or other documentation as may be reasonably necessary for each purpose.

        7.8   GOVERNMENTAL AUTHORITIES.

              Seller authorizes Buyer to make all inquiries of appropriate Governmental Authorities with respect to the Property, as Buyer, in its good faith, using reasonable judgment, deems necessary to confirm the compliance of the Property with all Legal Requirements applicable to the Property and to satisfy itself as to the compliance of the Property with the requirements of such Governmental Authorities for Buyer's Intended Use.

        7.9   UTILITY AND OTHER SERVICE.

              Seller authorizes Buyer to make all inquiries of appropriate providers of utility and other services with respect to the Property, as Buyer, in its good faith, using reasonable judgment, deems necessary to confirm the present and future availability of all such services reasonably required by Buyer for Buyer's Intended Use of the Property and the compliance of the Property with all requirements, rules and regulations of such utility providers to the Property.

        7.10  AUDIT REQUIREMENTS.

              Seller acknowledges that Buyer may be required to cause an audit (the "Audit") to be performed by Buyer's certified public accounting firm with respect to the Property consistent with the

SEC accounting, reporting and disclosure requirements in order to include this transaction in the Windrose IPO. Seller shall provide Buyer's accountants access to the Books and Records to perform the required Audit.

        ARTICLE 8. REPRESENTATIONS, WARRANTIES AND COVENANTS

        8.1   REPRESENTATIONS AND WARRANTIES OF SELLER.

              As a material inducement to Buyer's decision to enter into this Agreement, Seller represents and warrants to Buyer, with respect to the Property, the following, which shall be true and correct on the Effective Date and on the Closing Date:

        8.1.1 LIMITED LIABILITY COMPANY STATUS. Seller is a limited liability company duly organized and validly existing under the laws of State of North Carolina and is, or will be on the applicable Closing Date, duly authorized to do business in the state in which the Property is located in accordance with local law. P-51 Associates is the managing manager of Seller and has been duly authorized and empowered by Seller's members to execute this Agreement and all documents in connection herewith.

        8.1.2 AUTHORITY AND BINDING NATURE. Seller has all requisite power and authority to execute, deliver and perform this Agreement and all instruments and agreements contemplated hereby. This Agreement has been duly authorized, executed and delivered by Seller, and all consents required under Seller's operating agreement and governance documents or from any third party or from any Governmental Authority, the failure to obtain of which would have a Material effect on the Property, have been obtained. All documents to be executed by Seller and delivered to Buyer at Closing, will be duly executed, authorized and delivered by Seller and will, in accordance with their terms, constitute the valid, binding, and legal obligations of Seller.

        8.1.3 SOLVENCY. Seller is a solvent limited liability company and (a) has filed all tax returns which are required to be filed by it and paid all taxes which are required to be paid by it; the failure to file or pay of which would have a Material effect on the Property, and (b) is not in default in the payment of any taxes levied or assessed against it or any of its assets, or under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other Governmental Authority to which it may be subject which would Materially affect the Property. There are no outstanding tax penalties assessed against the Seller with respect to the Property. Attached hereto as SCHEDULE 8.1.3 are copies of Seller's last two years' real estate tax bills and a copy of the most recent real estate appraisal notice.

        8.1.4 TITLE. Seller has or at the Closing will have, and will convey, transfer and assign to Buyer, good, marketable and indefeasible fee simple title to the Land and Improvements in form and substance required to cause the Title Company to issue the Title Policy in accordance with the Title Commitment subject only to the Permitted Exceptions in accordance with the Final Inspection Report. The Seller has or at the Closing will have, and will convey, transfer and assign to Buyer, good and marketable title to the Tenant Leases, the Books and Records, Business Contracts, the Collateral, the Engineering Materials, the Fixtures, the Intangible Property, the Personal Property and the Warranties . Seller has not conveyed to any person or entity any rights to acquire any interest in the Property, except for the Tenant Leases.

        8.1.5 VIOLATION OF AGREEMENTS. Neither execution by Seller of this Agreement nor the consummation by Seller of the transactions contemplated by this Agreement will (a) result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time would ripen into a default under any agreement, instrument or obligation to which Seller is a party or by which the Property is bound; (b) to Seller's knowledge, constitute a Material violation of any law, order, rule or regulation applicable to Seller or any portion of the Property, of any federal, state or municipal body, or other governmental or quasi-governmental body having jurisdiction over Seller or any portion of the Property; or (c) cause the creation of any Material lien, claim, or encumbrance upon the Property (other than the Permitted Exceptions in accordance with the Final Inspection Report).

        8.1.6 LICENSES AND PERMITS. All Improvements have been substantially completed and installed in accordance with their plans and specifications approved by the governmental authorities having jurisdiction and are transferable to Buyer without the payment of additional fees. Permanent certificates of occupancy, certificates of need, the requisite certificates of the local board of fire underwriters (or other similar entities) and any and all licenses, permits, authorizations and approvals required by all governmental authorities having jurisdiction, and or any other approvals or authorizations from Governmental Authorities or other third parties which are necessary to permit the use of the Property for its current use have been issued and are in full force and effect and no material default exists under any such items. Attached hereto as SCHEDULE 8.1.6 is, to the best of Seller's knowledge, a true, accurate and complete list of all such items. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each item set forth on SCHEDULE 8.1.6.

        8.1.7 LITIGATION AND ADMINISTRATIVE PROCEEDINGS. There are no lawsuits or other proceedings of any kind pending or, to Seller's knowledge, threatened against Seller relating to the Property, nor does Seller have any knowledge of any basis for any such action. There are no known outstanding claims or disputes by Tenants against Seller. There are no pending or, to the Seller's knowledge, threatened, judicial, municipal or administrative proceedings with respect to, or in any manner affecting, the Property or any portion thereof, including without limitation, proceedings for or involving collections, condemnations, eminent domain, alleged injuries or property damage alleged to have occurred on the Property or by reason of the construction of the Improvements or use and operation of the Property, or any present plan or study made known to Seller by any Governmental Authority, agency or employee thereof which in any way challenges, affects or would challenge or affect the continued authorization of the ownership, construction, use and operation of the Property, or any street or highway servicing or adjacent to the Property. Seller has received no notices of any lawsuits or other proceedings or judgments relating to the Seller's violation of any laws, ordinances, regulations, codes, orders or other requirements specifically affecting the Property, or Seller's ability to carry out the transactions contemplated in this Agreement. Seller is not aware of any notice of any claim, requirement or demand of any licensing or certifying agency or other Governmental Authority supervising or having authority over the Property to rework or redesign the Property or to provide additional furniture, fixtures, equipment or inventory so as to conform or comply with any existing law, code or standard which have not been Materially satisfied prior to the date hereof.

        8.1.8 PARTIES IN POSSESSION. Except for Tenants under the Tenant Leases, there are no adverse or other parties in possession of the Property or of any part thereof, except Seller. Except for Tenants under the Tenant Leases, no party has been granted any lease or other right relating to the use, occupancy, or possession of the Property (including, but not limited to ground leases, occupancy agreements or parking leases).

        8.1.9 TENANT LEASES. Attached hereto as SCHEDULE 8.1.9 is a list of all the Tenant Leases. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each Tenant Lease set forth on
SCHEDULE 8.1.9. Each Tenant Lease is and at Closing will be (i) in full force and effect; and (ii) has not been amended, modified or supplemented in any material way except as set forth in the copies of the Tenant Leases provided to Buyer with the execution of this Agreement. No material default on the part of the Seller exists under any of the Tenant Leases nor will any exist as of the Closing. There are no defaults by Tenants under any of the Tenant Leases, except as set forth on SCHEDULE 8.1.9. As of the Closing, all Tenant improvements, repairs and other work and obligations, if any, then required to be performed by the Seller under each of the Tenant Leases will be fully performed and paid for prior to the Closing. Seller has not committed to any Tenant improvements or allowances, except as set forth in the Tenant Leases for periods arising after the Closing. Seller has not accepted the payment of rent or other sums due under any of the Tenant Leases for more than one (1) month in advance. None of the Tenant Leases or rents payable thereunder have been assigned, pledged or encumbered, except to the Mortgagee. All unapplied security deposits, reserve accounts, escrow funds or other similar payments required by the Tenants have been paid and are held by Seller in accordance with the terms and provisions of the Tenant Leases.

        8.1.10 RENT ROLL. Attached hereto as SCHEDULE 8.1.10 is a true, accurate and complete listing of each Tenant, space occupied, lease term, options to renewal by date, current rent, lease expiration date for the Property (herein the "Rent Roll") as of the Effective Date.

        8.1.11 COLLATERAL. Attached hereto as SCHEDULE 8.1.11 is a true, accurate and complete list of all Collateral identifying amounts by Tenant. For purposes of this Agreement, Collateral shall mean (i) all security deposits, escrow deposits, reserve funds, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Seller or by any other person for the benefit of the Seller with respect to the Property, and (ii) all of the foregoing held by the Mortgagee with respect to the Mortgage.

        8.1.12 LEASING COMMISSIONS AND PROPERTY MANAGEMENT AGREEMENTS. Attached hereto as SCHEDULE 8.1.12 is a true, accurate and complete list of all property management agreements, janitorial service, on-site maintenance, brokerage or leasing commission agreement or any similar agreement requiring an owner of the Property to pay any fees for property management, on-site maintenance or leasing commissions or other form of compensation to any party as a result of a Tenant Lease or other occupancy agreement or to compensate such third party for the management, maintenance, cleaning, leasing or similar services to the Property on behalf of the Seller. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each Agreement set forth on SCHEDULE 8.1.12. Except as set forth on SCHEDULE 8.1.12, as of the Closing, all such agreements shall be terminated by Seller and no property management compensation, on site maintenance, brokerage or leasing commissions or other compensation will be due or payable to any person, firm or entity with respect to the Property or any Tenant Lease (including any extensions or renewals thereof).

        8.1.13 BUSINESS CONTRACTS. Attached hereto as SCHEDULE 8.1.13 is a true, accurate and complete list of all Business Contracts (as herein defined). With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each Business Contract set forth on SCHEDULE 8.1.13. For purposes of this Agreement, "Business Contracts" shall mean any equipment lease, maintenance agreement, waste disposal agreement, service contract, vendor or supply contract, insurance contract, or other agreement entered into by the Seller and not otherwise described in this Agreement affecting all or a portion of the Property. Except as set forth on SCHEDULE 8.1.13, all such Business Contracts are terminable upon thirty (30) days written notice. No default or breach by Seller exists, or as of the Closing will exist, under any Business Contract. To Seller's knowledge, no default exists or as of Closing will exist under any Business Contract by any other party to such Business Contract.

        8.1.14 INVENTORY OF FIXTURES AND MAJOR EQUIPMENT AND SYSTEMS. Attached hereto as SCHEDULE 8.1.14 is a true, accurate and complete inventory of all Fixtures and all major equipment and systems owned by Seller and located on the Property. Except for public utilities, there is no major equipment or systems not located on the Property required for the operation of the Property. For purposes of this Agreement, "Fixtures" shall mean all of Seller's permanently affixed equipment, machinery, fixtures and other items of real and/or personal property, now and hereafter located in, on or used in connection with the Property (including, without limitation, all furnaces, boilers, electrical equipment, heating equipment, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in vacuum, security and access control systems, cable transmission, telephone systems and similar systems), but specifically excluding the Excluded Assets (as herein defined). All Fixtures and Seller's major equipment and systems shall be in good working order at the Closing, subject to ordinary wear and tear. Except as set forth on SCHEDULE 8.1.14, there are no liens or encumbrances (and none will exist as of the Closing) on any of the Fixtures or major equipment and systems. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each lien or encumbrance set forth on SCHEDULE 8.1.14.

        8.1.15 INVENTORY OF PERSONAL PROPERTY. Attached hereto as SCHEDULE
8.1.15 is a true, accurate and complete list of all inventory of personal property such as maintenance equipment, appliances, mechanical equipment, furniture and supplies currently owned by the Seller and used in the operation of the Property and all Fixtures owned by Seller, except to the extent included in SCHEDULE 8.1.14. Except as set forth on SCHEDULE 8.1.15, all personal property shall be conveyed to Buyer at Closing, subject to ordinary wear and tear. Except as set forth on SCHEDULE 8.1.15, there are no liens or encumbrances (and, except as set forth on SCHEDULE 8.1.15, none will exist as of the Closing) on any of the Fixtures or major equipment and systems. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each lien or encumbrance set forth on SCHEDULE 8.1.15.

        8.1.16 WARRANTIES. Attached hereto as SCHEDULE 8.1.16 is a true, accurate and complete list of Warranties (as herein defined). With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each express Warranty issued to Seller set forth on SCHEDULE 8.1.16. For purposes of this Agreement, "Warranties" shall mean all warranties and guaranties with respect to the Property, whether express or implied, which Seller now holds or under which Seller is the beneficiary, including, without limitation, any warranties and guaranties assigned to Seller under the Tenant Leases.

        8.1.17 INTANGIBLE PROPERTY. Attached hereto as SCHEDULE 8.1.17 is a true, accurate and complete list of Intangible Property (as herein defined). With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each item of Intangible Property set forth on
SCHEDULE 8.1.17. For purposes of this Agreement, "Intangible Property" shall mean all Licenses and other intangible property (including any interest therein) owned by or issued to Seller or required for the current use of the Real Property, including the Real Property name and building insignia or logo, if any, all contract rights, agreements, trade names, water rights, and zoning rights. Intangible Property shall not include any Excluded Assets (as herein defined).

        8.1.18 EXCLUDED ASSETS. Attached hereto as SCHEDULE 8.1.18 is a true, accurate and complete list of all of Seller's Assets (the "Excluded Assets") that are retained by Seller and not subject to the sale contemplated by this Agreement.

        8.1.19 THIRD PARTY STUDIES. Attached hereto as SCHEDULE 8.1.19 is, to Seller's best knowledge, a true, accurate and complete list of Engineering and Inspection Materials (as herein defined). For purposes of this Agreement, "Engineering and Inspection Materials" shall mean
(i) all Architectural/Engineering Working Drawings and Specifications for the Property including, but not limited to all "as built" drawings in Seller's possession; (ii) any engineering plans and studies, including structural studies of the Property in the possession of Seller; (iii) all site plans in Seller's possession; (iv) any soil, substrata studies, or landscape plans in the possession of Seller; (v) all floor plans in Seller's possession; (vi) any appraisals of the Property commissioned by Seller and in Seller's possession;
(vii) the most recent inspection and certification reports made by any insurance carrier, codes or building department, fire marshal, OSHA or any state licensing authority in the possession of Seller or (vii) any Environmental Reports in Seller's possession. With the delivery of this Agreement, Seller has provided to Buyer an accurate and complete copy of each item set forth on SCHEDULE 8.1.19. Seller makes no representation or warranty as to the professional judgments set forth in such Third Party Studies. Such Third Party Studies shall be subject to the disclaimer of Seller set forth in SECTION 7.4.

        8.1.20 TITLE POLICY. Attached hereto as SCHEDULE 8.1.20 is a true, accurate and complete copy of Seller's current title policy with respect to the Property.

        8.1.21 SURVEY. Attached hereto as SCHEDULE 8.1.21 is a copy of the latest survey in Seller's possession with respect to the Property. Except as shown on such survey or in Seller's title policy attached hereto as SCHEDULE 8.1.20, Seller has no knowledge of any other restriction, covenant, appurtenance, easement or other encumbrance with respect to the Property, except for the Mortgage (as herein defined).

        8.1.22 MORTGAGE. The Property is subject to a certain mortgage to G.E. Capital Corporation (the "Mortgage"). The Property is not subject to any other encumbrance except for ad valorem taxes not yet due and payable and except as set forth on the other Schedules to this Agreement. Attached hereto as SCHEDULE
8.1.22 is a true, accurate and complete loan amortization table for the Mortgage. The Mortgage is and at Closing will be current, in accordance with
SCHEDULE 8.1.22, as to all payments of principal and interest and all other payments required of Seller with respect to the Mortgage. Seller has with the delivery of this Agreement provided to Buyer an accurate and complete copy of each loan document, guarantee, promissory note or other document related to the Mortgage.

        8.1.23 SELLER OCCUPIED SPACE. The Seller does not and, as of the Closing, will not occupy any space in the Property.

        8.1.24 FINANCIAL STATEMENTS. Seller has delivered to Buyer copies of the following financial statements: (a) the internally prepared balance sheet of Seller as of December 31, 2001 and related statement of income for the fiscal year ended on that date,; and (b) the internally prepared balance sheet of Seller as at March 31, 2002 and related statement of income for the three-month period ended on that date, together with supporting schedules, certified by the managing member of Seller. To Seller's knowledge, all of such financial statements present fairly the financial position of Seller as at the respective dates of said balance sheets and results of operations of Seller for the respective periods then ended in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding periods (subject, in the case of interim financial statements, to normal year-end adjustments consistent with prior periods). No uncollectible accounts receivable are reflected on any of said balance sheets without provision for an adequate reserve for uncollectible amounts.

        8.1.25 INSURANCE POLICIES. Attached hereto as SCHEDULE 8.1.25 is a true, accurate and complete list of all insurance policies currently held by Seller on the Property. With the delivery of this Agreement, Seller has provided to Buyer a true, accurate and complete copy of each insurance policy set forth on
SCHEDULE 8.1.25. No notice has been received by Seller from any insurance company that has issued a policy with respect to any portion of the Property or from any board of fire underwriters (or other body exercising similar functions) (i) claiming any defects or deficiencies or requiring the performance of any repairs, replacements, alterations or other work; or (ii) stating that any of such policies will not be renewed or will be renewed only at a materially higher premium rate than is presently payable.

        8.1.26 CONDEMNATION. Seller has received no notice of and has no knowledge of (i) any pending or threatened condemnation or transfer in lieu thereof or impairment of access affecting the Property, or (ii) any proposed or pending special assessments against the Property, or (iii) any proposed or pending public improvements which may give rise to Assessments against the Property.

        8.1.27 RISK AREAS AND SOIL CONDITIONS. To Seller's knowledge, the Property is not located within an area of special risk with respect to natural or man-made disasters or hazards, such as earth movement, flood, nuclear risk or hazardous waste. To Seller's knowledge there are no adverse geological or soil conditions affecting the Property.

        8.1.28 UTILITIES. To Seller's knowledge, the existing utilities systems (including water, sewer, gas and electricity lines and storm sewer) on the Land
(i) are adequate to serve the utility needs of the Property; (ii) enter the Land through adjoining public streets or through adjoining private land in accordance with valid public or private easements appurtenant to the Land that will inure to the benefit of Buyer; and (iii) are installed and operating and all installation and connection charges have been paid in full. All approvals, licenses and permits required for said utilities have been obtained and shall be in force and effect as of the Closing Date.

        8.1.29 COMPLIANCE WITH LEGAL REQUIREMENTS. To Seller's knowledge, the construction, occupancy, operation and use of the Real Property do not materially violate any applicable Legal Requirement or requirement of any Governmental Authority.

        8.1.30 NON-CONFORMING AND SPECIAL USE. To Seller's knowledge, local zoning ordinances, general plans and other applicable land use regulations and all private covenants, conditions and restrictions, if any, permit the transfer and use of the Property (and reconstruction and resumption of use of the Property in the event of damage or destruction thereof or cessation of use thereof) for the business presently conducted thereon as a matter of right for an unlimited time period, and specifically not merely as a legal non-conforming use of any other legal status which would by its terms or by operation of law limit the duration of such use or the right to rebuild and resume use of each Property for the business presently conducted thereon in the event of damage, destruction or cessation of use of each Property for any reason.

        8.1.31 STRUCTURAL DEFECTS. Except as set forth on SCHEDULE 8.1.31, Seller has no knowledge of any structural defects in any of the Improvements and, to Seller's knowledge, all heating, electrical, plumbing and drainage systems servicing the Property are, and as of the Closing will be, in good condition and working order. There are no unsatisfied requests for repairs or alterations with regard to the Property communicated to the Seller from any person or entity (including but not limited to any Tenant). To the Seller's knowledge, neither the Property nor any portion therein has been materially destroyed or damaged by fire or other casualty.

        8.1.32 MECHANICS LIENS. No work has been performed at the request of Seller or is in progress at the request of seller at the Property and no materials will have been delivered to the Property with respect to work requested by the Seller that might provide the basis for a mechanic's, materialmen's or other lien against the Property and all outstanding amounts due for such work and material shall have paid in full by Seller as of Closing.

        8.1.33 PUBLIC ROAD ACCESS. The Property currently has and will as of the Closing have free and unimpeded access to presently existing public highways and/or roads (either directly or by way of perpetual easements). Means of ingress and egress, streets, parking and drainage facilities are, to Seller's knowledge, adequate for the current use of the Property.

        8.1.34 FLOOD PLAIN. To Seller's knowledge, no portion of the Real Property is located in a flood plain or in an area defined as a wetland under applicable Legal Requirements.

        8.1.35 INVOLUNTARY PROCEEDINGS. There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor relief laws contemplated by Seller or pending against Seller or, to Seller's knowledge, threatened against Seller.

        8.1.36 MEDICAL FACILITIES. To Seller's knowledge, each Tenant operating on the Property is duly and property licensed under all federal, state and local laws, ordinances and regulations applicable to Tenant's business. There is, to Seller's knowledge, no investigation or action pending against any Tenant, or to the knowledge of Seller, recommended by any Governmental Authority having jurisdiction over any Tenant, either to revoke, withdraw or suspend any Tenant's license to operate a medical facility on the Property, or to terminate or limit any Tenant's participation of, or exclude any Tenant from participation in the Medicare or Medicaid Programs, nor, to Seller's knowledge, is there any decision not to renew any provider agreement related to any medical facility located on the Property, or any action of any other type which would have a material adverse effect on any Tenant's medical facility, its operations, or business located on the Property.

                8.1.36.1 To Seller's knowledge, there has been no admissions hold or decertification proceeding initiated against any Tenant with respect to its use of the Property, or to the knowledge of Seller threatened, against any Tenant's medical facility located on the Property for the prior one (1) year period.

                8.1.36.2 To Seller's knowledge, there are no outstanding deficiencies or work orders of any Governmental Authority having jurisdiction over any medical facility located on the Property requiring conformity to any applicable statute, regulation, ordinance or by-law pertaining to the type of medical facility presently being operated on the Property, including but not limited to the Medicare and Medicaid Programs.

                8.1.36.3 To Seller's knowledge, no medical facility located on the Property is in material violation with the conditions and standards of participation in the Medicare and Medicaid Programs.

        8.1.37 ENVIRONMENTAL MATTERS. No Hazardous Materials have been installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of by the Seller, or, to Seller's knowledge, otherwise present in, on or under the Property. To Seller's knowledge, no activity has been undertaken on the Property which would cause (i) the Property to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the Property within the ambit of RCRA or any Environmental Law, (ii) a release or threatened release of Hazardous Material from the Property within the meaning of, or otherwise bring the Property within the ambit of, CERCLA or SARA or any other Environmental Law or (iii) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Environmental Law. To Seller's knowledge, no activity has been undertaken by the Seller with respect to the Property that would cause a violation or support a claim under any Environmental Law. No investigation, administrative order, litigation or settlement with respect to any Hazardous Material is, to Seller's knowledge, threatened or in existence with respect to the Property. No notice has been served on Seller from any person, entity or governmental body claiming any violation of any Environmental Law, or requiring compliance with any Environmental Law, or demanding payment or contribution for environmental damage or injury to natural resources. Seller has not obtained and is not required to obtain, any permits, licenses or authorizations to occupy, operate or use the Property or any part of the Property by reason of any Environmental Law. Seller has not generated, stored, released, handled or disposed of hazardous waste or Hazardous Materials on or in the Property or any portion thereof in violation of any applicable state or federal law. Seller has received no notice and has no knowledge that any hazardous waste or Hazardous Materials have been generated, stored, released, handled or disposed of on or in the Property or any portion thereof in violation of any applicable state or federal law. To Seller's actual knowledge, the Property has not been used for service station purposes, storage of petroleum products or other hazardous material or fill material. Seller has not placed nor is it aware of any underground tanks on the Property.

        8.1.38 FULL DISCLOSURE. Excepting the Due Diligence Documentation for which Seller makes no representation or warranty, neither this Agreement nor any certificate, statement or other document furnished or to be furnished to Buyer by or on behalf of Seller in connection with the transactions contemplated herein contains or will contain any untrue statement of a Material fact or omits or will omit to state a Material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which it was made.

        8.2   COVENANTS OF SELLER.

              Seller covenants and agrees with Buyer with respect to the Property, from the Effective Date until the Closing or earlier termination of this Agreement:

        8.2.1 MAINTAIN INSURANCE. To maintain in full force and effect the fire and extended coverage insurance upon the Property and public liability insurance with respect to damage or injury to persons or property which are maintained by Seller on the Effective Date.

        8.2.2 EXCLUSIVE AGREEMENT. To not negotiate or discuss the sale, financing or other disposition of the Property with any Person or entity other than Buyer, either through Seller's agents, employees, directors, partners or directors.

        8.2.3 NON-SOLICITATION. The Seller agrees that the Seller and Seller's Parties shall not, with the intent or effect of having a Tenant terminate its Tenant Lease of a portion of the Property, actively solicit or recruit existing Tenants or entertain requests from existing Tenants of the Property for other properties owned or managed by Seller or Seller's Parties or for properties or properties where the Seller or Seller's Parties represent the owner as leasing agent or property manager, currently or in the future, for a period of five (5) years from the Closing. Notwithstanding any other provisions of this Agreement, this covenant shall survive the Closing for five (5) years.

        8.2.4 OPERATE PROPERTY. After the expiration of the Inspection Period, except as approved in writing by Buyer, which approval will not be unreasonably withheld or delayed, to (i) operate the Property in the ordinary course of Seller's business consistent with historical business practices; (ii) not enter into new Tenant Leases; (iii) not grant rent concessions to any Tenants; (iv) not collect rents from Tenants in advance for more than one (1) month; and (v) not to amend any agreement or other instrument related to any Property or its business to which it is a party or by which it or any of the Property may be bound (vi) maintain and repair the Property (vii) to pay all income and withholding taxes and all ad valorem and other taxes and/or assessments upon its Property and business as they become due (viii) not to dispose of or encumber any Property (ix) not to do any act or omit any act which would cause a breach of any contract, commitment or obligation which would have a material adverse affect on the financial condition of any Property; (x) not to commit or make any capital expenditure, capital addition or capital improvement related to any Property; (xi) to give all notices and obtain all approvals from Governmental Authorities required by law for the transfer of the Property to Buyer and (xii) not enter into any new contracts or agreements with regard to the Property which are in addition to the Business Contracts disclosed to Buyer pursuant to SECTION 7.1. In the event that Seller takes any action that requires Buyer's written approval under this Section after the expiration of the Inspection Period, but such action is taken by Seller prior to the expiration of the Inspection Period, Seller shall provide Buyer written notice of such action.

        8.2.5 INFORMATION. To furnish to Buyer all information concerning the Property which the Buyer, its agents, consultants or representatives shall reasonably request and promptly advise Buyer in writing of any material adverse change in its financial position, assets, or earnings.

        8.2.6 COMPLIANCE WITH LEGAL REQUIREMENTS. Seller shall take all action as may be necessary to comply timely with any and all rules, regulations or orders of any Governmental Authority Materially affecting the Property, including orders of any board of fire underwriters or other similar bodies in connection with the making of repairs and alterations. The Seller shall promptly, and in no event later than seventy-two (72) hours from the time of its receipt, notify Buyer of all such orders and notices of requirement, and of any other notices, summons, or similar documents.

        8.2.7 CHANGE IN CONDITION. At or prior to the applicable Closing, Seller shall promptly notify Buyer of any Material change in any condition with respect to the Property made known to Seller or of any event or circumstance of which Seller becomes aware which makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed it being understood that the obligation to provide notice to Buyer under this Section shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement.

        8.2.8 COOPERATION. Seller agrees to take all actions reasonably necessary or desirable to effect the transactions contemplated herein including without limitation assisting Buyer with preparation of historical information respecting the Property (including, but not limited to accounting and legal information) required by the SEC to be disclosed in the Windrose IPO or required by Buyer's accountants and counsel for preparation of all documents required for the filing of a registration statement, preparation of a prospectus and consummation of the Windrose IPO. Provided, however, that any expense, copying, faxing or mailing expense incurred by Seller will be paid by Buyer.

              ARTICLE 9. REPRESENTATIONS AND WARRANTIES OF BUYER.

              Buyer represents and warrants to Seller that:

        9.1.1 TRUST STATUS. Buyer is a real estate investment trust duly organized and validly existing under the laws of State of Maryland and is, or will be on the applicable Closing Date, duly authorized to do business in the state in which the Property is located in accordance with local law. O.B. McCoin is the Executive Vice President of Buyer and has been duly authorized and empowered by Buyer to execute this Agreement and all documents in connection herewith.

        9.1.2 AUTHORITY AND BINDING NATURE. Buyer has all requisite power and authority to execute, deliver and perform this Agreement and all instruments and agreements contemplated hereby. Buyer has duly and validly authorized, executed, and delivered this Agreement and all consents required under

Buyer's governance documents or from any third party or from any Governmental Authority have been obtained, except that Governmental Approval of the Windrose IPO has not been obtained. All documents to be executed by Buyer and delivered to Seller and to Diane Brackett Company, Inc., as applicable, at Closing, will be duly executed, authorized and delivered by Buyer and will, in accordance with their terms, constitute the valid, binding, and legal obligations of Buyer.

        9.1.3 SOLVENCY. Buyer is a solvent real estate investment trust and (a) has filed all tax returns which are required to be filed by it and paid all taxes which are required to be paid by it, and (b) is not in default in the payment of any taxes levied or assessed against it or any of its assets, or under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other Governmental Authority to which it may be subject.

        9.1.4 VIOLATION OF AGREEMENTS. Neither execution by Buyer of this Agreement nor the consummation by Buyer of the transactions contemplated by this Agreement will (a) result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time would ripen into a default under any agreement, instrument or obligation to which Buyer is a party; or (b) constitute a violation of any law, order, rule or regulation applicable to Buyer, of any federal, state or municipal body, or other governmental or quasi-governmental body having jurisdiction over Buyer.

        9.1.5 ASSUMPTION OF THE MORTGAGE. Buyer represents and warrants to Seller and Seller Parties that, at the Closing, if permitted by Mortgagee, Buyer will assume liability for, and agree to comply with, to be bound by, and to fully perform and discharge all covenants and conditions contained in, all of the Mortgage loan documents arising for the period from and after the Closing.

        9.1.6 FULL DISCLOSURE. Neither this Agreement nor any certificate, statement or other document furnished or to be furnished to Seller by or on behalf of Buyer in connection with the transactions contemplated herein contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which it was made.

                ARTICLE 10. DAMAGE, DESTRUCTION OR CONDEMNATION

        10.1  RISK OF LOSS.

              Risk of loss to the Property from fire or other casualty shall be borne by Seller until the applicable Closing. If the Property or any portion thereof is Materially damaged or destroyed by fire or any other casualty prior to Closing, and the Property is not restored by the Closing, Buyer may elect to
(a) terminate this Agreement and the Earnest Money shall be returned to Buyer; or (b) proceed with the transaction contemplated herein, in which event the Acquisition Price shall be reduced by the total cost of such repairs as mutually agreed upon by the Parties and Seller shall be entitled to such insurance as is paid on the claim of loss. If the Property or any portion thereof is damaged or destroyed (but not Materially so) by fire or any other casualty prior to Closing, and the Property is not restored by the Closing, the Parties shall proceed with the transaction contemplated herein, but the Acquisition Price shall be reduced by the total cost of such repairs as mutually agreed upon by the Parties and Seller shall be entitled to such insurance as is paid on the claim of loss. In the event this Agreement is terminated, the Parties shall have no further obligation to each other, except for the Buyer's Inspection Obligations, which shall continue until fully performed.

        10.2   CONDEMNATION.

               In the event that prior to the applicable Closing all or any portion of the Property becomes the subject of a condemnation proceeding or threat thereof by any party having the power of eminent domain, Seller shall immediately notify Buyer thereof in writing and Buyer may elect to (a) terminate this Agreement and the Earnest Money shall be returned to Buyer; or (b) proceed with the transaction contemplated herein, in which event Buyer shall be entitled to receive all proceeds of any award or payment in lieu thereof. For purpose of this SECTION 10.2, "threat" shall mean the receipt of written notice by Seller from a condemning authority. In the event this Agreement is terminated, the Parties shall have no further obligation to each other, except for the Buyer's Inspection Obligations, which shall continue until fully performed.

                              ARTICLE 11. DEFAULT

        11.1   DEFAULT BY SELLER AND BUYER'S REMEDIES.

        11.1.1 DEFAULT BY SELLER. Seller shall be in default under this Agreement upon the occurrence of any of the following events: (i) any of Seller's warranties or representations in this Agreement shall be untrue, either when made or at Closing, which results in a Material effect on the Property; or
(ii) Seller shall fail to perform any covenant or agreement on its part in the manner required under this Agreement which results in a Material effect on the Property. Notwithstanding the foregoing, Seller's default, however denominated, under this Agreement shall be deemed not to have occurred unless and until within the earlier of five (5) Business Days of (i) Seller having actual knowledge of such default or (ii) Buyer giving Seller written notice thereof such default remains uncured, or, if by its nature its incapable of being fully cured within five (5) Business Days, Seller has not undertaken to cure,

        11.1.2 BUYER'S REMEDIES. In the event of a default by Seller under this Agreement, provided Buyer is not in default, Buyer may, at Buyer's option, do any one or more of the following: (i) terminate this Agreement by written notice delivered to Seller at any time on or before the Closing; (ii) enforce specific performance of this Agreement against Seller (including reasonable attorneys' fees and court costs incurred by Buyer in such specific performance action); and/or (iii) exercise any other right or remedy available to Buyer at law or in equity by reason of such default (including, but not limited to, the recovery of attorneys' fees and court costs incurred by Buyer).

        11.2   DEFAULT BY BUYER AND SELLER'S REMEDIES.

        11.2.1 DEFAULT BY BUYER. Buyer shall be in default under this Agreement if (a) Buyer shall fail to deliver, at the Closing, any of the items to be delivered under SECTION 6.5, if and only if: (i) all conditions to Buyer's obligation to close in ARTICLE 4 have been completely satisfied or waived by Buyer, (ii) all documents to be delivered to Seller pursuant to ARTICLE 6 have been delivered to Seller or presented for delivery to Seller; (iii) Seller is not in default under this Agreement; (iv) Buyer shall not have previously exercised its right to terminate this Agreement as set forth herein; or (b) Buyer shall have failed to perform any other covenant or agreement on its part in the manner required under this Agreement which results in a Material effect on the Property. Notwithstanding the foregoing, Buyer's default, however denominated, under SECTION 11.2.1(B) of this Agreement shall be deemed not to have occurred unless and until within the earlier of five (5) Business Days of
(i) Buyer having actual knowledge of such default or (ii) Seller giving Buyer written notice thereof it remains uncured, or, if by its nature its incapable of being fully cured within five (5) Business Days, Buyer has not undertaken to cure.

        11.2.2 SELLER'S REMEDY. In the event Buyer shall be in default under
SECTION 11.2.1(A) of this Agreement, Seller, as its sole and exclusive remedy, shall be entitled to terminate this Agreement by giving written notice of such termination to Buyer and thereafter neither party shall have any further obligation to the other under this Agreement, except that Seller shall be entitled to the Earnest Money. In the event Buyer shall be in default under
SECTION 11.2.1(B) of this Agreement, Seller, may, at Seller's option, do any one or more of the following: (i) terminate this Agreement by written notice delivered to Buyer at any time on or before the Closing; and (ii) with respect to Buyer's Inspection Obligations, enforce specific performance of this Agreement against Buyer (including reasonable attorneys' fees and court costs incurred by Seller in such specific performance action). In addition, Buyer shall return to Seller (i) all Due Diligence Documentation; and (b) all information provided by Seller as part of the Schedules and Exhibits to this Agreement; or, in the alternative, certifies to the Seller that all such materials have been destroyed.

                   ARTICLE 12. SURVIVAL AND INDEMNIFICATION.

        12.1   SURVIVAL.

               All of the representations, warranties, covenants, agreements and indemnities of Seller and Buyer in this Agreement shall survive the Closing, and shall not be deemed to merge upon the acceptance of the Deed by Buyer, for a period of two (2) years. Notwithstanding the foregoing, (i) the Buyer's Inspection Obligations shall survive the Closing or earlier termination of this Agreement until fully performed, and (ii) in the event the transactions provided for herein are consummated, the Buyer's representation and warranty regarding assumption of the Mortgage shall survive until fully performed.

        12.2   INDEMNIFICATION.

               Each Party (the "Indemnifying Party") hereby agrees, at its sole cost and expense, to indemnify, defend and hold and to pay, on demand, the other Party, its successors and assigns (the "Indemnified Party"), harmless from and against with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) of any and every kind or type, known or unknown, asserted against or incurred by the Indemnified Party at any time arising out of (i) the breach of any representation or warranty of the Indemnifying Party set forth in this Agreement, (ii) the failure of the Indemnifying Party to perform any obligation required to be performed by the Indemnifying Party pursuant to this Agreement; (iii) the ownership, construction, occupancy, operation, use and maintenance of the Property, in the case of the Seller, prior to the Closing Date, and, in the case of the Buyer, after to the Closing Date; (iv) the violation of any Environmental Law, in the case of the Seller, prior to the Closing Date, and, in the case of the Buyer, after to the Closing Date; (v) any and all matters arising out of any act, omission or circumstance occurring, in the case of the Seller, on or prior to the Closing Date, and, in the case of the Buyer, after to the Closing Date on the Property (including, without limitation, the presence or release on or from the Property of Hazardous Materials). The obligation of Indemnifying Party to indemnify, defend and hold the Indemnified Party harmless as aforementioned shall survive the Closing of the transaction contemplated by this Agreement and shall continue thereafter in full force and effect for the benefit of the Indemnified Party, its successors and assigns for a period of two (2) years, except indemnification obligations regarding (i) the Buyer's Inspection Obligations, and (ii) if applicable, the Buyer's assumption of the Mortgage shall continue in full force and effect without regard to any time limitation.

               The obligations of indemnity provided above are subject to the following terms, conditions and limitations:

               (a) The aggregate obligation of indemnity of either Party will not exceed the Acquisition Price as adjusted herein; provided, however, such limitation will not apply in the case of actual fraud by the indemnifying Party;

               (b) Neither Party shall have an indemnity obligation until the aggregate amount of Losses exceeds Fifty Thousand Dollars ($50,000) (the "Basket"). Once the Basket is exceeded, the indemnifying Party's obligation will include not only the excess over the Basket, but also the Basket itself. In the event the Loss is the result of a default measured by being Material as defined herein, then for the purposes of determining whether the aggregate Losses exceed the Basket, a Loss resulting from a Material default shall be counted as the full amount of such Loss without regard to the Material standard. For example, if a Loss from a single Material breach of a representation or warranty occurred in the amount of Twenty Five Thousand Dollars ($25,100), this Loss when aggregated with other Losses for purposes of determining the Basket shall be counted as $25,100.

               (c) The foregoing limitations shall not apply to a Loss suffered by Seller as a result of (i) Buyer's default under its Inspection Obligations or
(ii) a claim by the Mortgagee against Seller for obligations under the Mortgage for the period subsequent to the Closing.

               (d) No loss, damage or expense will be deemed to have been sustained by a Party to the extent of insurance proceeds paid to said Party as a result of the event giving rise to such right of indemnification; provided, however, no Party will have any obligation to carry or maintain any insurance as a result of this provision, whether or said Party currently has, or as of the Closing will have, any such insurance in place.

                           ARTICLE 13. MISCELLANEOUS

        13.1   RIGHT OF ASSIGNMENT.

               Buyer shall have the right, upon prior written notice to Seller, to assign this Agreement to (a) an operating partnership formed by Buyer with Buyer as the sole general partner; (b) a limited liability company formed by Buyer or its operating partnership for the purposes of this acquisition with Buyer as the sole managing member; or (c) to the Affiliates of Buyer, (each a "Permitted Assignee"), provided, at the time of such assignment, Buyer and the Permitted Assignee shall execute and deliver to Seller a written agreement pursuant to which Buyer unconditionally assigns its interest in this Agreement and the Earnest Money to Permitted Assignee and the Permitted Assignee unconditionally assumes and agrees to perform all of the obligations of Buyer pursuant to this Agreement. Other than the Permitted Assignee, Buyer shall not assign any or all of its rights and obligations pursuant to this Agreement (whether by direct or indirect transfer or assignment) without Seller's prior written consent, which consent may be withheld or granted in Seller's sole and absolute discretion.

        13.2   NOTICES.

               All notices, requests and communications under this Agreement shall be in writing and shall be either (a) hand delivered, (b) sent by certified mail, return receipt requested, (c) delivered by a recognized overnight delivery service, or (d) sent by facsimile transmission and addressed as follows:

               13.2.1 To Buyer:

                      Windrose Medical Properties Trust
                      c/o Med Properties Management Group, L.L.C.
                      7101 Executive Center Drive, Suite 250
                      Brentwood, TN 37027

                      Attention: O.B. McCoin
                      Chief Manager
                      615.377.6388 (Phone)
                      615.371.0246 (Fax)

                      With a copy to:
                      Daniel R. Loftus, Esq.
                      Bone Law, P.L.L.P.
                      2525 West End Avenue, Suite 400
                      Nashville, TN 37203-1423
                      (615) 986-2681 (Phone)
                      (615) 986-7869 (Fax)

                      To Seller:
                      Park Medical Associates, LLC
                      c/o Diane Brackett Company, Inc.
                      135 S. Sharon Amity Rd., Suite 210
                      Charlotte, NC 28211
                      Attention: Diane B. Rivers
                      (704) 442-0222 (Phone)
                      Facsimile: (704) 442-7099

                      With a copy to:
                      Moreau, Marks & Gavigan, PLLC
                      419 S. Sharon Amity Rd., Suite C
                      Charlotte, NC 28211
                      Attention: Timothy B. Gavigan, Esq.
                      (704) 362-2919 (Phone)
                      Facsimile: (704) 442-2668


               Any notice or communication sent as above provided shall be deemed given or delivered: (a) upon receipt if personally delivered (provided that such delivery is confirmed by the courier delivery service); (b) if sent by United States Mail, on the date appearing on the return receipt, or if there is no date on such return receipt, the receipt date shall be presumed to be the postmark appearing on such return receipt; or (c) on the date of actual delivery by any overnight or expedited delivery service or actual receipt if sent by facsimile transmission (provided receipt is confirmed as provided above). Any Party may notify the other Party of a change in such Party's address by delivering a written notice to the other Party in accordance with this SECTION 13.2.

        13.3   REAL ESTATE AGENTS.

               Seller will indemnify, defend and hold Buyer harmless from and against any and all claims, fees, commissions and suits of any real estate agent, including, but not limited to NAI Mathews Partners, with respect to services claimed to have been rendered in connection with the execution of this Agreement or the transaction set forth herein to the extent the real estate agent claims by, through or under Seller. Buyer will indemnify, defend and hold Seller harmless from and against any and all claims, fees, commissions and suits of any real estate agent with respect to services claimed to have been rendered in connection with the execution of this Agreement or the transaction set forth herein to the extent the real estate agent claims by, through or under Buyer. Buyer has not employed any broker or real estate agent with respect to this transaction.

        13.4   TIME FOR PERFORMANCE.

               Time is of the essence in the performance of this Agreement.

        13.5   ENTIRE AGREEMENT.

               This Agreement, including, but not limited to the Exhibits hereto and the documents delivered in connection herewith constitute the entire understanding between the Parties with respect to the transactions contemplated herein and all prior or contemporaneous agreements and understandings (oral or written) are merged into this Agreement. No provision of this Agreement may be waived, amended or terminated except by a written instrument signed by the Party against whom enforcement of such waiver, amendment or termination is sought.

        13.6   APPLICABLE LAW.

               This Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the state of North Carolina without regard to conflicts of laws.

        13.7   CAPTIONS.

               The captions in this Agreement are inserted for convenience only and shall not be construed so as to define or limit the intent of this Agreement or any of the provisions herein.

        13.8   BINDING EFFECT.

               This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the provisions of
SECTION 13.1 of this Agreement.

        13.9   WAIVER OF CONDITIONS.

               Any Party may, at any time, waive any of the conditions to its obligations under this Agreement; provided, however, that any such waiver must be in writing and signed by such Party. No waiver by a Party of any breach of this Agreement by the other Party shall be deemed to be a waiver of any other breach by such other Party, and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement by such other Party. No failure or delay by a Party to exercise any right it may have by reason of a default of the other Party shall operate as a waiver of default or shall prevent the first Party from exercising its remedies for such default.

        13.10  MULTIPLE COUNTERPART ORIGINALS.

               This Agreement may be executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; provided, however, that in making proof of this Agreement, it shall not be necessary for any party hereto to produce or account for more than one such counterpart.

        13.11  ATTORNEY'S FEES.

               In the event Buyer or Seller finds it necessary to bring an action at law or other proceeding against the other party to this Agreement to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement, or by reason of any breach or default hereunder of thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all costs and reasonable attorneys' fees incurred by the prevailing party.

        13.12  SEVERABILITY.

               In the event any provision of this Agreement is deemed to be invalid, illegal or unenforceable, the remainder of the Agreement shall be valid and enforceable.

        13.13  CONSTRUCTION OF AGREEMENT.

               The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

        13.14  IRS REPORTING REQUIREMENTS.

               For the purpose of complying with any information reporting requirements set forth in the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereto, that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in Income Tax Regulation Section 1.6045-4 and any successor version thereof (collectively the "IRS Reporting Requirements"), Seller and Buyer hereby designate and appoint the party closing this transaction (the "Closer") to act as the "Reporting Person" (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. Without limiting the responsibility and obligations of the Closer as the Reporting Person, Seller and Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person, including, but not limited to, the requirement that Seller and Buyer each retain an original counterpart of this Agreement for at least four (4) years following the calendar year of the Closing.

        13.15  CALCULATION OF TIME.

               If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required must be performed, or by which the Closing must be held, expires on a Saturday, Sunday or legal holiday, then such time period shall be automatically extended through the close of business on the next regular Business Day.

        13.16  NO RECORDATION.

               Buyer shall not record this Agreement, without the written consent of Seller in the office of the clerk of any court of the county in which the Real Property lies. Such recordation shall at the option of Seller, be an event of default hereunder and Seller shall be entitled to receive all of the Earnest Money as liquidated damages by reason of such default, and this Agreement shall be null and void and of no further force and effect except for Buyer's Inspection Obligations, which shall continue until fully performed. Notwithstanding the foregoing, Seller acknowledges and agrees that the filing of information with the SEC or any state or governmental agency in furtherance of the Windrose IPO shall not be a violation of this Section.

        13.17  MATERIAL CONSIDERATION.

               Buyer acknowledges that all of its agreements set forth in this Agreement (not just its agreement to pay the Acquisition Price), including but not limited to its agreements set forth in ARTICLE 7, are material consideration for Seller's agreement to the terms of this Agreement and but for those agreements Seller would not agree to the terms of this Agreement. Seller acknowledges that all of its representations, warranties, covenants and agreements set forth in this Agreement (not just its agreement to convey the Property), are material consideration for Buyer's agreement to the terms of this Agreement and but for those representations, warranties, covenants and agreements Buyer would not agree to the terms of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         EXECUTED as of the dates listed below.


         BUYER:

         WINDROSE MEDICAL PROPERTIES TRUST

         A Maryland REIT

         BY:
            ----------------------------

         TITLE: Executive V.P.
                ------------------------

         DATE:  5/9/02
                ------------------------





         SELLER:

         PARK MEDICAL ASSOCIATES, LLC

         A NORTH CAROLINA LIMITED LIABILITY COMPANY


         BY:  P-51 Associates, a North Carolina general partnership

         TITLE:  Manager

                 By:    Diane Brackett Company, Inc., a North Carolina
                        corporation

                 Title: Managing partner

                        By:
                            ------------------------

                        Title: CEO
                               ---------------------

                        DATE: May 7, 2002
                              ----------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

         Property shall mean generally the Land and Improvements owned by Seller and located at:

         Park Medical Professional Center
         10512 Park Road
         Charlotte, North Carolina

         The Property shall include the Books and Records, Business Contracts, Collateral, Engineering and Inspection Materials, Intangible Property, Personal Property, and Tenant Leases, all as defined in the Agreement.

                                    EXHIBIT B

                             DUE DILIGENCE DOCUMENTS

BUYER'S LIST OF REQUIRED DOCUMENTS FROM SELLER (IF AVAILABLE)


PROPERTY DESCRIPTIVE INFORMATION:

        [ ] Photographs of the Real Property in Seller's possession.

        [ ] Map location, legal address.

        [ ] Site plan and Floor plans.

        [ ] Construction budget (if built in last 5 years), one page summary only.

        [ ] Aerial photographs, if available.

        [ ] Architect's elevations, in absence of photos.

        [ ] Reduced site plan.

        [ ] Copy of zoning letter indicating that Property is currently zoned for its current use.

PROPERTY INCOME AND EXPENSE ITEMS:

        [ ] Copy of capital expenditures that are currently budgeted or are anticipated to be budgeted within the next five years.

CAPITAL BUDGET RECORDS:

        [ ] Improvements, all-in costs.

        [ ] Capital repairs fund.

                                    EXHIBIT C

                      PRELIMINARY LEGAL DESCRIPTION OF LAND

                                    EXHIBIT D

                      FORM OF ON-SITE MAINTENANCE AGREEMENT

                                [TO BE SUPPLIED]

                                    EXHIBIT E

                                  BILL OF SALE

         TO:     WINDROSE MEDICAL PROPERTIES TRUST ("BUYER")

         FROM:   PARK MEDICAL ASSOCIATES, LLC

         RE:     PARK MEDICAL BUILDING





         STATE OF
         COUNTY OF

         KNOW ALL MEN BY THESE PRESENTS THAT, Park Medical Associates, LLC, a North Carolina limited liability company, by its manager and in accordance with its operating agreement ( "Seller"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by Windrose Medical Properties Trust, a Maryland REIT ("Buyer") has GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED, and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto Buyer, all of Seller's right, title and interest in and to the Personal Property and Books and Records, (as defined in that certain Contract of Acquisition dated as of _______________, 2002, (the "Agreement")).

         TO HAVE AND TO HOLD the Personal Property and Books and Records unto Buyer, its successors and assigns, forever, and Seller does hereby bind itself and its successors to warrant and forever defend, all and singular, the Personal Property and Books and Records unto Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Seller, but not otherwise.

         The agreements, covenants, warranties and representations herein set forth shall be binding upon Seller, its successors and assigns.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its duly authorized officer effective as of the _______ day of ____________, 2002.

                            [SIGNATURE PAGE FOLLOWS]

                                   SELLER:

                                   PARK MEDICAL ASSOCIATES, LLC

                                   A NORTH CAROLINA LIMITED LIABILITY COMPANY

                                   By:  P-51 Associates

                                        A North Carolina general partnership

                                        Its Manager

                                        By: Diane Brackett Company, Inc.

                                        Its: Managing Partner

                                            By:  _______________________________

                                            Its: CEO

         STATE OF NORTH CAROLINA
         COUNTY OF ______________


         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the Chief Executive Officer of Diane Brackett Company, Inc., a North Carolina corporation, in its capacity as the managing partner of P-51 Associates, a North Carolina general partnership, the Manager in its capacity as Manager of Park Medical Associates, LLC, a North Carolina general partnership, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of P-51 Associates as the Manager of Park Medical Associates, LLC by himself/herself as such officer of Diane Brackett Company, Inc.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:            _____________________________________________
                                  Notary Public

                                    EXHIBIT F

                        CERTIFICATE OF NON-FOREIGN STATUS

TO:        WINDROSE MEDICAL PROPERTIES TRUST ("Buyer")

FROM:      PARK MEDICAL ASSOCIATES, LLC ("Seller")

RE:        PARK MEDICAL BUILDING


STATE OF _________________________

COUNTY OF ________________________



         KNOW ALL MEN BY THESE PRESENTS BEFORE ME, the undersigned authority, on this day personally appeared __________________________ ("Affiant"), the __________________ of Park Medical Associates, LLC, a North Carolina limited liability company, ("Seller"), who after being duly sworn, upon Seller's oath did depose and state under penalty of perjury that for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended, in connection with the sale, transfer and conveyance of that certain property located and particularly described on EXHIBIT "A" attached hereto and incorporated herein for all purposes (the "Property"), and in order to inform WINDROSE MEDICAL PROPERTIES TRUST., a Maryland REIT ("Buyer") that withholding of tax is not required upon the disposition of the Property by Seller:

                (i) That Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations);

                (ii) That Seller's United States taxpayer identification number is _________________;


                (iii) That Seller's mailing address is _________________________ _______________________; and

                (iv) Seller understands that this Affidavit may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury Affiant declares that he/she has examined this Affidavit, that to the best of his/her knowledge and belief it is true, correct and complete, and that Affiant has the authority to sign this Affidavit on behalf of Seller.

                            [SIGNATURE PAGE FOLLOWS]

                                     SELLER:

                                     PARK MEDICAL ASSOCIATES, LLC

                                     A NORTH CAROLINA LIMITED LIABILITY COMPANY

                                     By:  P-51 Associates

                                          A North Carolina general partnership

                                          Its Manager

                                          By: Diane Brackett Company, Inc.

                                          Its: Managing Partner

                                              By: ______________________________

                                              Its: CEO

         STATE OF NORTH CAROLINA
         COUNTY OF _____________


         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the Chief Executive Officer of Diane Brackett Company, Inc., a North Carolina corporation, in its capacity as the managing partner of P-51 Associates, a North Carolina general partnership, the Manager in its capacity as Manager of Park Medical Associates, LLC, a North Carolina general partnership, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of P-51 Associates as the Manager of Park Medical Associates, LLC by himself/herself as such officer of Diane Brackett Company, Inc.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:            _____________________________________________
                                  Notary Public

         My Commission Expires: ______________________

         EXHIBITS TO CERTIFICATE OF NON-FOREIGN STATUS

         A        DESCRIPTION OF THE PROPERTY

                                    EXHIBIT G

         TO:      WINDROSE MEDICAL PROPERTIES TRUST ("Buyer")

         FROM:    PARK MEDICAL ASSOCIATES, LLC ("Seller")

         RE:      PARK MEDICAL BUILDING


                          SELLER'S CLOSING CERTIFICATE

         The undersigned hereby certifies that the representations and warranties of Seller contained in ARTICLE 8 of that certain Contract of Acquisition (the "Agreement"), dated _____________, 200__, by and between Park Medical Associates, LLC, a North Carolina limited liability company, ("Seller"), and Windrose Medical Properties Trust, a Maryland REIT ("Buyer"), which representations and warranties are incorporated herein as though set out in full herein, are true and correct as of the date hereof, shall survive the consummation of the purchase and sale transaction as contemplated by and for the time period provided in the Agreement and shall not be deemed to merge upon the acceptance of the deed delivered in connection with the consummation of such purchase and sale transaction.

         This certificate is given to Buyer with the realization and understanding that all matters referenced above are material to the decision of Buyer to close said sale and purchase and Buyer is acting in reliance thereon.

         Dated this _____________, 2002


                                     SELLER:

                                     PARK MEDICAL ASSOCIATES, LLC

                                     A NORTH CAROLINA LIMITED LIABILITY COMPANY

                                     By:  P-51 Associates

                                          A North Carolina general partnership

                                          Its Manager

                                          By: Diane Brackett Company, Inc.


                                          Its: Managing Partner

                                              By:  _____________________________

                                              Its: CEO


         STATE OF NORTH CAROLINA
         COUNTY OF _____________

         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the Chief Executive Officer of Diane Brackett Company, Inc., a North Carolina corporation, in its capacity as the managing partner of P-51 Associates, a North Carolina general partnership, the Manager in its capacity as Manager of Park Medical Associates, LLC, a North Carolina general partnership, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of P-51 Associates as the Manager of Park Medical Associates, LLC by himself/herself as such officer of Diane Brackett Company, Inc.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:            _____________________________________________
                                  Notary Public


         My Commission Expires: ______________________

                                    EXHIBIT H

                          SELLER COUNSEL LEGAL OPINION

              Buyer shall have received opinions of counsel, which opinions may be delivered by more one law firm, dated as of the applicable Closing Date for each Property, addressed to Buyer that:

                (a) Seller is a limited liability company duly organized, validly existing and in good standing in the state of North Carolina and Seller is duly qualified and authorized to do business in all jurisdictions where such qualification is required by law.

                (b) The Manager of Seller is P-51 Associates, a North Carolina general partnership. The Manager is a duly organized, validly existing and in good standing in the State of North Carolina and Manager is duly qualified and authorized to do business in all jurisdictions where such qualification is required by law. As Manager, P-51 Associates has the full power and authority and has been duly authorized as required by the Seller's members and governance agreements to execute and deliver, and to perform all obligations of Seller under Agreement and to execute and deliver all documents, certificates and schedules of Seller under the Agreement;

                (c) The Managing Partner of the Manager is Diane Brackett Company, Inc. a corporation duly organized, validly existing and in good standing in the State of North Carolina and the Managing Partner is duly qualified and authorized to do business in all jurisdictions where such qualification is required by law. The Managing Partner of Manager has the full power and authority and has been duly authorized as required by the Manager's members and governance agreements to execute and deliver, and to perform all obligations of Manager under Agreement and to execute and deliver all documents, certificates and schedules of Seller under the Agreement;

                (d) Diane B. Rivers is the Chief Executive Officer of the Diane Brackett Company, Inc. and has the full power and authority and has been duly authorized as required by the Managing Partner's Board of Directors and governance agreements to execute and deliver, and to perform all obligations of the Managing Partner of Seller under Agreement and to execute and deliver all documents, certificates and schedules of Seller under the Agreement;

                (e) The Agreement has been duly authorized, executed and delivered, and is valid, binding and enforceable in accordance with its respective terms, against Seller except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by equitable principles, whether considered in an action at law or in equity;

                (f) The execution and delivery of the Agreement and the consummation of the transactions therein contemplated by Seller will not result in (1) a breach or violation of (i) any provisions of the operating agreement or governance documents of Seller, or to the best knowledge of such counsel, except as set forth on Schedule A attached hereto (ii) any judgment, order or decree of any court, arbitrator, administrative agency or other governmental authority, or (iii) any material agreement or instrument to which Seller is a party or by which it is bound; (2) the acceleration of any obligation of Seller except for the Mortgage if consent to assumption is not granted by the Mortgagee, if applicable or, (3) the creation of any lien, claim or encumbrance upon any of the Property;

                (g) To the best knowledge of such counsel, Seller has obtained all approvals and consents required by Governmental Authorities and other third parties necessary for Seller to sell the Property;

                (h) To the best knowledge of such counsel, there are no pending or threatened proceedings or litigation with respect to, or in any manner affecting the Property or the operation of any portions thereof or in which Seller is or will be a party by reason of its ownership or operation of any portions thereof, including without limitation, proceedings for or involving collections, condemnations, eminent domain, alleged building code or zoning violations or personal injuries or property damage alleged to have occurred at the Property or by reason of the construction of improvements or use and operation of the Property.

                                    EXHIBIT I

                              ASSIGNMENT OF LEASES

         This instrument prepared by:

         -------------------

         ----------------------------

         ----------------------------

         ----------------------------

                         ASSIGNMENT OF RENTS AND LEASES

STATE OF NORTH CAROLINA)

         _______________ COUNTY)

         THIS ASSIGNMENT OF RENTS AND LEASES (the "Assignment") is made as of the _____ day of ___________, 2002, by PARK MEDICAL ASSOCIATES, LLC, a North Carolina limited liability company (the "Seller") to WINDROSE MEDICAL PROPERTIES TRUST, a Maryland REIT (the "Buyer"). As used in this Assignment, except as otherwise defined herein, all capitalized words and phrases shall have the meaning attributed to them in that certain Contract of Acquisition dated the ____ day of _____ between Seller and Buyer (the "Agreement").

         FOR VALUE RECEIVED, Seller hereby sells, assigns, transfers and sets over unto Buyer, its successors and assigns, all leases presently existing, whether written or verbal, or any letting of, or agreement for the use or occupancy of, any part of the Property described in SCHEDULE 1 attached hereto, and the Improvements located thereon, and each modification, extension, renewal and guarantee thereof (collectively, the "Assigned Leases"), including, without limitation, all the rents, issues, and profits now due and which may hereafter become due (collectively, the "Rents") and all Collateral under or by virtue of the Assigned Leases, together with all claims and rights to the payment of money at any time arising in connection with any rejection or breach of any of the Assigned Leases under bankruptcy law, including without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by a tenant or trustee in respect of the leased premises following the entry of an order for relief under bankruptcy law in respect of a Tenant and all rentals and charges outstanding under the Assigned Lease as of the date of entry of such order for relief.

         Buyer does hereby assume and agree to perform all of Seller's rights, duties, obligations and liabilities, as landlord, in, to and under the Assigned Leases to the extent such rights, duties, obligations and liabilities arise, are to be performed, and are attributable to the period beginning after the Closing Date.

         Buyer agrees to indemnify, defend and hold harmless Seller from and against any claim (including reasonable attorney's fees) arising out of or relating to the Assigned Leases to the extent such claim arises after the Closing Date and is attributable to the period beginning after the Closing Date so long as such claim is not caused by an act or omission of Seller, its employees or agents and did not arise prior to the Closing Date. Seller agrees to indemnify, defend and hold harmless Buyer from and against any claim (including reasonable attorney's fees) arising out of or relating to the Assigned Leases to the extent such claim arose prior to the Closing Date or is attributable to the period ending on the Closing Date.

         This Assignment shall be binding upon Seller, its successors and assigns and shall inure to the benefit of Buyer, its successors and assigns and any subsequent owner of the Property.

         This Assignment shall be governed by the laws of the State of North Carolina.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Assignment has been duly executed as of the day and year first above written.

                                   PARK MEDICAL ASSOCIATES, LLC

                                   A NORTH CAROLINA LIMITED LIABILITY COMPANY

                                   By:  P-51 Associates

                                        A North Carolina general partnership

                                        Its Manager

                                        By: Diane Brackett Company, Inc.

                                        Its: Managing Partner

                                               By:  ____________________________

                                               Its: CEO


                                        WINDROSE MEDICAL PROPERTIES TRUST

                                        A Maryland REIT


                                        BY:  ________________________


                                        TITLE: ______________________

         STATE OF NORTH CAROLINA
         COUNTY OF _____________



         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the Chief Executive Officer of Diane Brackett Company, Inc., a North Carolina corporation, in its capacity as the managing partner of P-51 Associates, a North Carolina general partnership, the Manager in its capacity as Manager of Park Medical Associates, LLC, a North Carolina general partnership, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of P-51 Associates as the Manager of Park Medical Associates, LLC by himself/herself as such officer of Diane Brackett Company, Inc.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:            _____________________________________________
                                  Notary Public

         My Commission Expires: ______________________








                                     xviii

         STATE OF __________________________

         COUNTY OF _________________________



         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the ______________________________ of _____________________, a __________________, in its capacity as ________________
of Windrose Medical Properties Trust, a Maryland REIT, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of _______________ as the ______________________ by himself/herself as such officer of __________________.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:             ____________________________________________
                                   Notary Public


         My Commission Expires: ______________________

                                    EXHIBIT J

                              ESTOPPEL CERTIFICATE

PREMISES: _________________

LANDLORD:  ________________

TENANT:  __________________


        With specific reference to a lease agreement between Seller and Tenant for the Premises described above, a true and correct copy of which is attached hereto as EXHIBIT "A" (the "Lease"), Tenant certifies as follows:

        1. The Lease and all amendments and other documents relating thereto are included in EXHIBIT A and there are no other agreements or documents between the parties relating to the occupancy of the Premises by Tenant.

        2. The Lease is in full force and effect and has not been modified (except as may be reflected in documents included as part of EXHIBIT A).

        3. All rental required to be paid under the Lease has been paid through ______________, 2002.

        4. Tenant is now occupying the Premises.

        5. There is no default on the part of Landlord under the Lease and no event has occurred which, with the passage of time or the giving of notice or both would constitute a default by Landlord thereunder.

        6. Tenant has no right of offset, defense, claim or counterclaim, including, without limitation, (a) claims to "free" rent, (b) concessions, (c) rebates or (d) abatements in rent, under the Lease.

        7. Tenant has no option to lease space in the building in which the Premises are located, except as may be set forth in EXHIBIT A.

        8. Tenant has no option to purchase the Premises, the building in which the Premises are located or any portion thereof.

        9. Tenant has deposited the sum of $ _________ with _______________ as security for the performance of Tenant's obligations under the Lease.

        10. This certificate is binding upon the undersigned and may be relied upon by Landlord, or the prospective Buyer of the building in which the Premises are located, Windrose Medical Properties Trust or its assignees.

        IN WITNESS WHEREOF, Tenant has executed this Estoppel Certificate this _____day of ____________________, 2002.


                                      TENANT:


                                      ------------------------------------------


                                      By:
                                         ---------------------------------------

                                      Print Name:
                                                 -------------------------------

                                      Print Title:
                                                  ------------------------------

                                    EXHIBIT K

           ASSIGNMENT OF BUSINESS CONTRACTS, WARRANTIES AND COLLATERAL

         This instrument prepared by:

         -------------------

         ----------------------------

         ----------------------------

         ----------------------------

                 ASSIGNMENT OF BUSINESS CONTRACTS AND WARRANTIES

         STATE OF NORTH CAROLINA)

         _______________ COUNTY)

         THIS ASSIGNMENT OF BUSINESS CONTRACTS AND WARRANTIES (the "Assignment") is made as of the _____ day of ___________, 2002, by PARK MEDICAL ASSOCIATES, LLC, a North Carolina limited liability company (the "Seller") to WINDROSE MEDICAL PROPERTIES TRUST, a Maryland REIT (the "Buyer"). As used in this Assignment, except as otherwise defined herein, all capitalized words and phrases shall have the meaning attributed to them in that certain Contract of Acquisition dated the ____ day of _____ between Seller and Buyer (the "Agreement").

         FOR VALUE RECEIVED, Seller hereby sells, assigns, transfers and sets over unto Buyer, its successors and assigns, the Business Contracts set forth on Exhibit A attached hereto and all Warranties set forth on Exhibit B attached hereto.

         Buyer does hereby assume and agree to perform all of Seller's rights, duties, obligations and liabilities, in, to and under the Business Contracts and Warranties to the extent such rights, duties, obligations and liabilities arise, are to be performed, and are attributable to the period beginning after the Closing Date.

         Buyer agrees to indemnify, defend and hold harmless Seller from and against any claim (including reasonable attorney's fees) arising out of or relating to the Business Contracts and Warranties to the extent such claim arises after the Closing Date and is attributable to the period beginning after the Closing Date so long as such claim is not caused by an act or omission of Seller, its employees or agents and did not arise prior to the Closing Date. Seller agrees to indemnify, defend and hold harmless Buyer from and against any claim (including reasonable attorney's fees) arising out of or relating to the Business Contracts and Warranties to the extent such claim arose prior to the Closing Date or is attributable to the period ending on the Closing Date.

         This Assignment shall be binding upon Seller, its successors and assigns and shall inure to the benefit of Buyer, its successors and assigns and any subsequent owner of the Property.

         This Assignment shall be governed by the laws of the State of North Carolina.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Assignment has been duly executed as of the day and year first above written.

                                     PARK MEDICAL ASSOCIATES, LLC

                                     A NORTH CAROLINA LIMITED LIABILITY COMPANY

                                     By:  P-51 Associates

                                          A North Carolina general partnership

                                          Its Manager

                                          By: Diane Brackett Company, Inc.

                                          Its: Managing Partner

                                                 By: ___________________________

                                                 Its: CEO


                                          WINDROSE MEDICAL PROPERTIES TRUST

                                          A Maryland REIT


                                          BY:  ________________________

                                          TITLE:  ______________________






                                     xxiii

         STATE OF NORTH CAROLINA

         COUNTY OF ______________


         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the Chief Executive Officer of Diane Brackett Company, Inc., a North Carolina corporation, in its capacity as the managing partner of P-51 Associates, a North Carolina general partnership, the Manager in its capacity as Manager of Park Medical Associates, LLC, a North Carolina general partnership, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of P-51 Associates as the Manager of Park Medical Associates, LLC by himself/herself as such officer of Diane Brackett Company, Inc.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:            _____________________________________________
                                  Notary Public

         My Commission Expires: ______________________

         STATE OF
                  --------------------------
         COUNTY OF
                   -------------------------

         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the ______________________________ of _____________________, a __________________, in its capacity as ________________
of Windrose Medical Properties Trust, a Maryland REIT, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of _______________ as the ______________________ by himself/herself as such officer of __________________.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:                _________________________________________
                                      Notary Public

         My Commission Expires: ______________________

                                    EXHIBIT L

         TO:      PARK MEDICAL ASSOCIATES, LLC ("Seller")

         FROM:    WINDROSE MEDICAL PROPERTIES TRUST ("Buyer")

         RE:      PARK MEDICAL BUILDING


                           BUYER'S CLOSING CERTIFICATE

         The undersigned hereby certifies that the representations and warranties of Buyer contained in ARTICLE 9 of that certain Contract of Acquisition (the "Agreement"), dated _____________, 200__, by and between Park Medical Associates, LLC, a North Carolina limited liability company, ("Seller"), and Windrose Medical Properties Trust, a Maryland REIT ("Buyer"), which representations and warranties are incorporated herein as though set out in full herein, are true and correct as of the date hereof, shall survive the consummation of the purchase and sale transaction as contemplated by and for the time period provided in the Agreement and shall not be deemed to merge upon the acceptance of the deed delivered in connection with the consummation of such purchase and sale transaction.

         This certificate is given to Seller with the realization and understanding that all matters referenced above are material to the decision of Seller to close said sale and purchase and Seller is acting in reliance thereon.

         Dated this _____________, 2002


                                       WINDROSE MEDICAL PROPERTIES TRUST

                                       A MARYLAND REIT

                                       By:      _____________________________


                                       Title:   _____________________________


                                       Date:    _____________________________

         STATE OF
                  --------------------------
         COUNTY OF
                   -------------------------

         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State ____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the ______________________________ of _____________________, a __________________, in its capacity as
__________________ of Windrose Medical Properties Trust, a Maryland REIT, the within named bargainor, and that he/she, as such officer, being authorized so to do, executed the within instrument for the purposes therein contained, by signing the name of _______________ as the ______________________ by himself/herself as such officer of __________________.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.

My Commission Expires:                _________________________________________
                                      Notary Public

         My Commission Expires: ______________________








                                     xxvii

                                    EXHIBIT M

                           BUYER COUNSEL LEGAL OPINION

              Seller shall have received opinions of counsel, which opinions may be delivered by more one law firm, dated as of the applicable Closing Date for each Property, addressed to Seller that: [NOTE: THIS WILL NEED TO BE EXPANDED TO THE REIT AND ANY SUBSIDIARY ENTITIES FORMED TO ACCOMPLISH THE TRANSACTIONS PROVIDED FOR HEREIN.]

                (a) Buyer is a real estate investment trust duly organized, validly existing and in good standing in its state of formation and Buyer is duly qualified and authorized to do business in all jurisdictions where such qualification is required by law. The ___________ of Buyer is ______________. As ________________,
        _______________ has the full power and authority and has been duly authorized as required by the Buyer's governance agreements to execute and deliver, and to perform all obligations of Buyer under Agreement and to execute and deliver all documents, certificates and schedules of Buyer under the Agreement;

                (b) The Agreement has been duly authorized, executed and delivered, and is valid, binding and enforceable in accordance with its respective terms, against Buyer except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by equitable principles, whether considered in an action at law or in equity;

                (c) The execution and delivery of the Agreement and the consummation of the transactions therein contemplated by Buyer will not result in (1) a breach or violation of (i) any provisions of the governance documents of Buyer, or to the best knowledge of such counsel, except as set forth on SCHEDULE A attached hereto (ii) any judgment, order or decree of any court, arbitrator, administrative agency or other governmental authority, or (iii) any material agreement or instrument to which Buyer is a party or by which it is bound;

                (d) To the best knowledge of such counsel, Buyer has obtained all approvals and consents required by Governmental Authorities and other third parties necessary for Buyer to acquire the Property and lease the Property, and all consents, permits, licenses, and certificates of need or any other approvals or authorizations from Governmental Authorities or other third parties which are necessary to permit the transfer or use of the Property in accordance with the provisions of this Agreement and to obtain Medicare and Medicaid reimbursement for furnishing health care services;




                                     xxviii

                                 SCHEDULE 7.6.1

                                BUYER'S INSURANCE

                                 SCHEDULE 8.1.3

                                    TAX BILLS

                                 SCHEDULE 8.1.6

                              LICENSES AND PERMITS

                                 SCHEDULE 8.1.9

                              LIST OF TENANT LEASES

                                 SCHEDULE 8.1.10

                                    RENT ROLL







                                     xxxii

                                 SCHEDULE 8.1.11

                                   COLLATERAL






                                     xxxiii

                                 SCHEDULE 8.1.12

        LEASING COMMISSION AGREEMENTS AND PROPERTY MANAGEMENT AGREEMENTS









                                     xxxiv

                                 SCHEDULE 8.1.13

                               BUSINESS CONTRACTS

                                 SCHEDULE 8.1.14

               INVENTORY OF FIXTURES, MAJOR EQUIPMENT AND SYSTEMS









                                     xxxvi

                                 SCHEDULE 8.1.15

                         INVENTORY OF PERSONAL PROPERTY










                                     xxxvii

                                 SCHEDULE 8.1.16

                                   WARRANTIES










                                    xxxviii

                                 SCHEDULE 8.1.17

                               INTANGIBLE PROPERTY










                                     xxxix

                                 SCHEDULE 8.1.18

                                 EXCLUDED ASSETS










                                       xl

                                 SCHEDULE 8.1.19

                               THIRD PARTY STUDIES










                                      xli

                                 SCHEDULE 8.1.20

                              CURRENT TITLE POLICY









                                      xlii

                                 SCHEDULE 8.1.21

                                     SURVEY









                                     xliii

                                 SCHEDULE 8.1.22

                 MORTGAGE DOCUMENTATIONS AND AMORTIZATION TABLE

A certain loan to Park Medical Associates made by General Electric Capital Corporation (the "Mortgagee") (Loan Number 76-0000912) dated the 8th day of August, 1999 in the original principal amount of $4,000,000.00 (the "Mortgage") with an estimated current balance of $_______________ through payment made on __________________. The loan is secured by a certain Deed of Trust on the Real Property.









                                      xliv

                                 SCHEDULE 8.1.25

                               INSURANCE POLICIES









                                      xlv

                                 SCHEDULE 8.1.31

                               STRUCTURAL DEFECTS









                                      xlvi